Individual and Group Variable, Fixed, and Market Value Adjusted Deferred Annuity Contracts Issued by Zurich American Life Insurance Company Through ZALICO Variable Annuity Separate Account		Prospectus May 1, 2015

Home Office 1400 American Lane Schaumburg, Illinois 60196 www.zurichamericanlifeinsurance.com	Service Center Scudder DestinationsSM Service Team PO Box 19097 Greenville, SC 29602-9097 Phone: 1-800-449-0523 (toll free) 8:30 a.m. to 6:00 p.m. Eastern Time M-F	Scudder DestinationsSM Annuity

This Prospectus describes the Scudder DestinationsSM Annuity, a variable, fixed and market value adjusted deferred annuity contract (the “Contract”) offered by Zurich American Life Insurance Company (“we” or “ZALICO”). The Contract is designed to provide annuity benefits for retirement that may or may not qualify for certain federal tax advantages. Depending on particular state requirements, the Contract may have been issued on a group or individual basis. The Contract is currently not being issued.

Investing in this Contract involves risk, including possible loss of some or all of your investment.

You may allocate Purchase Payments to one or more of the variable options or the Fixed Account Option, or the Market Value Adjustment (“MVA”) Option (the “MVA Option”) in states where an MVA is authorized. The availability of the Fixed Account Option and the MVA Option may be restricted in some states. The Contract currently offers 21 variable options, each of which is a Subaccount of ZALICO Variable Annuity Separate Account that invests solely in shares of one of the Portfolios listed below. Currently, you may choose to invest among the following Portfolios:

•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I Shares):
•	Invesco V.I. Managed Volatility Fund (formerly Invesco V.I. Utilities Fund)
•	The Alger Portfolios (Class I-2 Shares):
•	Alger Balanced Portfolio
•	Alger Capital Appreciation Portfolio
•	Dreyfus Investment Portfolios (Initial Share Class):
•	Dreyfus Investment Portfolios, MidCap Stock Portfolio
•	The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)
•	Deutsche Investments VIT Funds (formerly DWS Investments VIT Funds) (Class A Shares)[1]:
•	Deutsche Equity 500 Index VIP (formerly DWS Equity 500 Index VIP)[4]
•	Deutsche Variable Series I (formerly DWS Variable Series I) (Class A Shares)[2]:
•	Deutsche Bond VIP (formerly DWS Bond VIP)[5]
•	Deutsche Capital Growth VIP (formerly DWS Capital Growth VIP)[6]
•	Deutsche Global Small Cap VIP (formerly DWS Global Small Cap VIP)[7]
•	Deutshce Core Equity VIP (formerly DWS Core Equity VIP)[8]
•	Deutsche CROCI® International VIP (formerly Deutsche International VIP and DWS International VIP)[9]
•	Deutsche Variable Series II (formerly DWS Variable Series II) (Class A Shares)[3]:
•	Deutsche Global Income Builder VIP (formerly DWS Global Income Builder VIP)[10]
•	Deutsche Global Equity VIP (formerly DWS Global Equity VIP)[11]
•	Deutsche Small Mid Cap Value VIP (formerly DWS Small Mid Cap Value VIP)[12]
•	Deutsche Global Growth VIP (formerly DWS Global Growth VIP)[13]
•	Deutsche Government & Agency Securities VIP (formerly DWS Government & Agency Securities VIP)[14]
•	Deutsche High Income VIP (formerly DWS High Income VIP)[15]
•	Deutsche Large Cap Value VIP (formerly DWS Large Cap Value VIP)[16]
•	Deutsche Money Market VIP (formerly DWS Money Market VIP)[17]
•	Deutsche Small Mid Cap Growth VIP (formerly DWS Small Mid Cap Growth VIP)[18]
•	Deutsche Unconstrained Income VIP (formerly DWS Unconstrained Income VIP)[19]

[1]	Effective August 11, 2014, DWS Investments VIT Funds changed its name to Deutsche Investments VIT Funds.

[2]	Effective August 11, 2014, DWS Variable Series I changed its name to Deutsche Variable Series I.

[3]	Effective August 11, 2014, DWS Variable Series II changed its name to Deutsche Variable Series II.

[4]	Effective August 11, 2014, DWS Equity 500 Index VIP changed its name to Deutsche Equity 500 Index VIP.

[5]	Effective August 11, 2014, DWS Bond VIP changed its name to Deutsche Bond VIP.

[6]	Effective August 11, 2014, DWS Capital Growth VIP changed its name to Deutsche Capital Growth VIP.

[7]	Effective August 11, 2014, DWS Global Small Cap VIP changed its name to Deutsche Global Small Cap VIP.

[8]	Effective August 11, 2014, DWS Core Equity VIP changed its name to Deutsche Core Equity VIP.

[9]

Effective August 11, 2014, DWS International VIP changed its name to Deutsche International VIP. Effective May 1, 2015, Deutsche International VIP changed its name to Deutsche CROCI ® International VIP.

[10]	Effective August 11, 2014, DWS Global Income Builder VIP changed its name to Deutsche Global Income Builder VIP.

[11]	Effective August 11, 2014, DWS Global Equity VIP changed its name to Deutsche Global Equity VIP.

[12]	Effective August 11, 2014, DWS Small Mid Cap Value VIP changed its name to Deutsche Small Mid Cap Value VIP.

[13]	Effective August 11, 2014, DWS Global Growth VIP changed its name to Deutsche Global Growth VIP.

[14]	Effective August 11, 2014, DWS Government & Agency Securities VIP changed its name to Deutsche Government & Agency Securities VIP.

[15]	Effective August 11, 2014, DWS High Income VIP changed its name to Deutsche High Income VIP.

[16]	Effective August 11, 2014, DWS Large Cap Value VIP changed its name to Deutsche Large Cap Value VIP.

[17]	Effective August 11, 2014, DWS Money Market VIP changed its name to Deutsche Money Market VIP.

[18]	Effective August 11, 2014, DWS Small Mid Cap Growth VIP changed its name to Deutsche Small Mid Cap Growth VIP.

[19]	Effective August 11, 2014, DWS Unconstrained Income VIP changed its name to Deutsche Unconstrained Income VIP.

We may add or delete Subaccounts and Portfolios in the future. The Contract Value that you allocate to any of the Subaccounts will vary, reflecting the investment experience of the Portfolio in which the selected Subaccount invests. The Contract Value that you allocate to the Fixed Account or one or more Guarantee Periods of the MVA Option accumulates interest at rates set in advance by ZALICO.

Please be aware that Market Value Adjustments are sensitive to changes in interest rates. If you withdraw money from a Guarantee Period before its term has expired, and during a period of rising interest rates, you likely will be assessed a negative Market Value Adjustment. In times of rising interest rates, the negative Market Value Adjustment could result in a substantial downward adjustment to vour Contract Value. Before you take a withdrawal from a Guarantee Period, you should know its expiration date, and ask the Service Center to calculate whether a Market Value Adjustment will apply and how much it will be.

The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.

This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information (“SAI”) with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference in this Prospectus. You may obtain a free copy by contacting the Service Center. A table of contents for the SAI appears at the end of this Prospectus. You may also find this Prospectus and other information about the Separate Account required to be filed with the Securities and Exchange Commission (“SEC”) at the SEC’s web site at http://www.sec.gov.

The date of this Prospectus is May 1, 2015.

The Securities and Exchange Commission has not approved or disapproved the Contract or determined that this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a U.S. Federal crime.

Not FDIC Insured	May Lose Value	No Bank Guarantee

TABLE OF CONTENTS (CONTINUED)

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

Accumulated Guarantee Period Value—The sum of your Guarantee Period Values.

Accumulation Period—The period between the Date of Issue of a Contract and the Annuity Date.

Accumulation Unit—A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

Annuitant—The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

Annuity Date—The date on which annuity payments are to commence.

Annuity Option—One of several methods by which annuity payments can be made.

Annuity Period—The period starting on the Annuity Date.

Annuity Unit—A unit of measurement used to determine the amount of Variable Annuity payments.

Beneficiary—The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner prior to the Annuity Period.

Company (“we”, “us”, “our”, “ZALICO”)—Zurich American Life Insurance Company. Our Home Office is located at 1400 American Lane, Schaumburg, Illinois 60196. For Contract services, you may contact the Service Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097 or 1-800-449-0523.

Contract—A Variable, Fixed and Market Value Adjusted Annuity Contract offered on an individual or group basis. Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract.

Contract Value—The sum of the values of your Separate Account Contract Value, Accumulated Guarantee Period Value and Fixed Account Contract Value.

Contract Year—Period between anniversaries of the Contract’s Date of Issue.

Contract Quarter—Periods between quarterly anniversaries of the Contract’s Date of Issue.

Contribution Year—Each one year period following the date a Purchase Payment is made.

Date of Issue—The date on which the first Contract Year commences.

Effective Date—The date that the endorsement to your Contract adding enhancements to the MVA Option (the “MVA Endorsement”) became effective, which is April 1, 2005.

Fixed Account—The General Account of ZALICO to which you may allocate all or a portion of Purchase Payments or Contract Value. We guarantee a minimum rate of interest on Purchase Payments allocated to the Fixed Account.

Fixed Account Contract Value—The value of your Contract interest in the Fixed Account.

Fixed Annuity—An annuity under which we guarantee the amount of each annuity payment; it does not vary with the investment experience of a Subaccount.

Fund or Funds—AIM Variable Insurance Funds (Invesco Variable Insurance Funds), The Alger Portfolios, Dreyfus Investment Portfolios, The Dreyfus Socially Responsible Growth Fund, Inc., Deutsche Investments VIT Funds (formerly DWS Investments VIT Funds), Deutsche Variable Series I (formerly DWS Variable Series I) and Deutsche Variable Series II (formerly DWS Variable Series II), including any Portfolios thereunder.

General Account—All our assets other than those allocated to any separate account.

Guaranteed Interest Rate—The rate of interest we establish for a given Guarantee Period.

Guarantee Period—The time during which we credit your allocation with a Guaranteed Interest Rate. Guarantee Periods may range from one to ten years, at our option. If you withdraw money from a Guarantee Period before its term has expired, you will be assessed a Market Value Adjustment.

Guarantee Period Value—The value of your Contract Value in a Guarantee Period is the sum of your: (1) Purchase Payment allocated or amount transferred to a Guarantee Period; plus (2) interest credited; minus (3) withdrawals, previously assessed Withdrawal Charges and transfers; and (4) as adjusted for any applicable Market Value Adjustment previously made.

Home Office—The address of our Home Office is 1400 American Lane, Schaumburg, Illinois 60196.

Market Adjusted Value—A Guarantee Period Value adjusted by the Market Value Adjustment formula on any date prior to the end of a Guarantee Period.

Market Value Adjustment (“MVA”)—An adjustment of amounts held in a Guarantee Period that we compute in accordance with the Market Value Adjustment formula in your Contract if you take a withdrawal prior to the end of that Guarantee Period. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period started. Any downward Market Value Adjustment is subject to the MVA Floor described in the MVA Endorsement issued on April 1, 2005 and described herein.

Non-Qualified Plan Contract—A Contract which does not receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Owner (“you”, “your”, “yours”)—The person designated in the Contract as having the privileges of ownership defined in the Contract.

Portfolio—A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

Purchase Payments—Amounts paid to us by you or on your behalf.

Qualified Plan Contract—A Contract issued in connection with a retirement plan which receives favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

Separate Account—The ZALICO Variable Annuity Separate Account.

Separate Account Contract Value—The sum of your Subaccount Values.

Service Center—The address of our Service Center is Scudder Destinationssm Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. The overnight address is: Scudder Destinationssm Service Team, 2000 Wade Hampton Boulevard, Greenville, SC 29615-1064. Concentrix Insurance Administration Solutions Corporation (formerly IBM Business Transformation Outsourcing Insurance Service Corporation) is the administrator of the Contract. You can call the Service Center toll-free at 1-800-449-0523.

Start Date—The later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

Subaccounts—The twenty-one subdivisions of the Separate Account, the assets of which consist solely of shares of the corresponding Portfolios or Funds.

Subaccount Value—The value of your interest in each Subaccount.

Valuation Date—Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required.

Valuation Period—The interval of time between two consecutive Valuation Dates.

Variable Annuity—An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which you have an interest.

Withdrawal Charge—The “contingent deferred sales charge” assessed against certain withdrawals of Contract Value in the first seven Contribution Years after a Purchase Payment is made or against certain annuitizations of Contract Value in the first seven Contribution Years after a Purchase Payment is made.

Withdrawal Value—Contract Value, plus or minus any applicable Market Value Adjustment, less any premium tax payable if the Contract is being annuitized, minus any Withdrawal Charge applicable to that Contract.

SUMMARY

Because this is a summary, it does not contain all of the information that may be important. Read the entire Prospectus and Contract before deciding to invest.

The Contracts provide for investment on a tax-deferred basis and for payment of annuity benefits. Both Non-Qualified Plan and Qualified Plan Contracts are described in this Prospectus. The Contract was available to be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval. The Contract is currently not being issued.

Subject to certain exceptions, the minimum subsequent Purchase Payment is $500. Any allocation you make to a Subaccount, Fixed Account or Guarantee Period must be at least $500. Effective on and after August 1, 2014, the maximum total Purchase Payments under the Contract is $10,000. Cumulative Purchase Payments in excess of $10,000 require our prior approval. We reserve the right to waive or modify the minimum and maximum initial and subsequent Purchase Payments limits.

Investment Options. The Contract permits you to allocate your Purchase Payments and transfer Contract Value to one or more Subaccounts listed on the cover page of this Prospectus. Each Subaccount invests in shares of a corresponding Portfolio or Fund. Contract Value that you allocate to a Subaccount varies with the investment experience of the Portfolio in which Subaccount invests.

You may also allocate Purchase Payments and transfer Contract Value into the Fixed Account. We guarantee that Purchase Payments allocated to the Fixed Account will earn no less than the minimum guaranteed rate. In our discretion, we may credit interest in excess of the minimum guaranteed rate.

The Contract also permits you to allocate your Purchase Payments and transfer Contract Value to one or more Guarantee Periods under the MVA Option. Amounts you allocate to one or more Guarantee Period will earn a guaranteed interest rate, but will be subject to a market value adjustment (MVA) and a possible surrender charge if you take a withdrawal before the end of the Guarantee Period. Please be aware that Market Value Adjustments are sensitive to changes in interest rates.

If you withdraw money from a Guarantee Period under the MVA Option before its term has expired, and during a period of rising interest rates, you likely will be assessed a negative Market Value Adjustment. In times of rising interest rates, the negative Market Value Adjustment could result in a substantial downward adjustment to your Contract Value. Before you take a withdrawal from a Guarantee Period, you should know its expiration date, and ask the Service Center to calculate whether a Market Value Adjustment will apply and how much it will be.

The MVA Option may not be available in all states. The MVA Option is only available during the Accumulation Period. We may limit the number of Guarantee Periods we offer at our discretion. We credit interest daily to amounts allocated to the MVA Option. We declare the rate at our sole discretion. We guarantee amounts allocated to the MVA Option at Guaranteed Interest Rates for the Guarantee Periods you select. These guaranteed amounts are subject to any applicable Withdrawal Charge, Market Value Adjustment or Records Maintenance Charge. We will not change a Guaranteed Interest Rate for the duration of the Guarantee Period. However, Guaranteed Interest Rates for subsequent Guarantee Periods are set at our discretion. At the end of a Guarantee Period, a new Guarantee Period for the same duration starts, unless you timely elect another Guarantee Period. The interests under the Contract relating to the MVA Option are not registered under the Securities Act of 1933 (“1933 Act”) and the insulated, nonunitized separate account supporting the MVA Option is not registered as an investment company under the Investment Company Act of 1940 (“1940 Act”).

You bear the investment risk under the Contracts, including possible loss of principal, unless you allocate Contract Values to:

•	the MVA Option. Under the MVA Option, you are guaranteed to receive the Guaranteed Interest Rate over the duration of the Guarantee Period, unless you take a withdrawal before the end of the Guarantee Period. In case of premature withdrawal, you will be assessed a Market Value Adjustment, which, in times of rising interest rates, could have a substantial negative impact on your Contract Value.

•	the Fixed Account Option, wherein you are guaranteed to earn interest at a rate not less than the minimum guaranteed rate (See “Fixed Account Option”).

Transfers. The Contract permits you to transfer Contract Value between the Subaccounts before and after annuitization, subject to certain limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment unless effected within 30 days after the existing Guarantee Period ends. Restrictions apply to transfers out of the Fixed Account.

Withdrawals and Withdrawal Charges. You may withdraw Contract Value subject to Withdrawal Charges, any applicable Market Value Adjustment and other specified conditions. We do not deduct sales charges from Purchase Payments.

Each Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of Contract Value. If you withdraw a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge.

The Withdrawal Charge is:

•	7% in the first Contribution Year,

•	6% in the second Contribution Year,

•	5% in the third and fourth Contribution Years,

•	4% in the fifth Contribution Year,

•	3% in the sixth Contribution Year,

•	2% in the seventh Contribution Year, and

•	0% in the eighth Contribution Year and thereafter.

The Withdrawal Charge also applies at the annuitization of Accumulation Units in their seventh Contribution Year or earlier, except as set forth under “Withdrawal Charge.” Withdrawals may be subject to income tax, a 10% penalty tax, and other tax consequences. Withdrawals from Qualified Plan Contracts may be limited by the Internal Revenue Code (the “Code”).

Contract Charges. Contract charges include:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	Withdrawal Charge,

•	Guaranteed Retirement Income Benefit Rider Charge, if selected,

•	transfer charge,

•	investment management fees and other expenses, and

•	applicable state premium taxes.

In addition, the investment advisers to the Funds deduct varying charges from the assets of the Funds for which they provide investment advisory services.

The Contract was available for purchase in connection with retirement plans qualifying either under Section 401 or 403(b) of the Code or as individual retirement annuities including Roth IRAs. Effective on and after August 1, 2014, we will not accept rollovers or transfers into Qualified Plan Contracts. The Contract was also available for purchase in connection with state and municipal deferred compensation plans and non-qualified deferred compensation plans.

SUMMARY OF EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, take a partial withdrawal, annuitize the Contract, surrender the Contract, or transfer cash value between and among the Subaccounts, the Fixed Account, and the Guarantee Periods. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases (as a percentage of Purchase Payments):	None
Maximum Withdrawal Charge[1] (as a percentage of Purchase Payments)	7%

Year of Withdrawal after Purchase Payments Made	Withdrawal Charge
First year	7.00%
Second year	6.00%
Third year	5.00%
Fourth year	5.00%
Fifth year	4.00%
Sixth year	3.00%
Seventh year	2.00%
Eighth year and following	0.00%
Maximum Transfer Fee	$25 [2]

[1]

A Contract Owner may withdraw up to the greater of (i) the excess of Contract Value over total Purchase Payments subject to a Withdrawal Charge less prior withdrawals that were previously assessed a Withdrawal Charge and (ii) 10% of the Contract Value in any Contract Year without assessment of any Withdrawal Charge. In certain circumstances we may reduce or waive the Withdrawal Charge. See “Withdrawal Charge.”

[2]	We reserve the right to charge a fee of $25 for each transfer of Contract Value in excess of 12 transfers per calendar year. See “Transfers During the Accumulation Period.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges other than Portfolio Expenses

Current
Annual Records Maintenance Charge[3]	$30

Separate Account Annual Expenses (as a percentage of average Separate Account Contract Value)

With the Standard Death Benefit Only
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%

Total Separate Account Annual Expense Charges[4]	1.40%

With the Optional Guaranteed Retirement Income Benefit
Mortality and Expense Risk Charge	1.25%
Optional Guaranteed Retirement Income Benefit[5]	0.25%
Administration Charge	0.15%

Total Separate Account Annual Expense Charges	1.65%

[3]

The records maintenance charge applies to Contracts with Contract Value less than $50,000 on the date of assessment. In certain circumstances we may reduce or waive the annual records maintenance charge. See “Records Maintenance Charge.”

[4]

If you annuitize the Contract on a variable basis, we will assess a daily Mortality and Expense Risk Charge and Administration Charge at an annual rate of 1.40% on the assets held in the Separate Account.

[5]

We no longer offer the Guaranteed Retirement Income Benefit rider. If you have elected the Guaranteed Retirement Income Benefit rider and your rider remains in force, the 0.25% rider charge will continue to be deducted on the last business day of each contract quarter. The rider charge will be deducted prorata as a percentage of Contract Value from each Subaccount, Guarantee Period, and the Fixed Account in which you have Contract Value until you annuitize or surrender the Contract or the Annuitant reaches age 91, whichever comes first.

The following table shows the range of Fund fees and expenses for the fiscal year ended December 31, 2014. Expenses of the Funds may be higher or lower in the future. You can obtain more detailed information concerning each Fund’s fees and expenses in the prospectus for each Fund.

Range of Annual Operating Expenses for the Funds During 20141

	Lowest	Highest
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses, before any contractual waivers or reimbursements of fees and expenses)	0.34%	1.41%
Net Total Annual Fund Operating Expenses After Reimbursements and Waivers (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses, after any contractual waivers or reimbursements of fees and expenses)[2]	0.33%	1.10%

[1]

The Fund expenses used to prepare this table were provided to us by the Fund(s). We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2014. Current or future expenses may be greater or less than those shown.

[2]

The range of Net Total Annual Fund Operating Expenses After Reimbursements and Waivers takes into account contractual arrangements for those Funds that require a Fund’s investment adviser to reimburse or waive Fund expenses for a limited period of time ending no earlier than September 30, 2015. For more information about these arrangements, consult the prospectuses for the Funds.

The next table shows the fees and expenses charged by each Fund for the fiscal year ended December 31, 2014.

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets)

(as a percentage of average daily net assets in the Funds as of December 31, 2014):

Name of Fund	Management Fees	12b-1 Fees	Other Expenses	Underlying Portfolio Expenses	Gross Total Annual Expenses	Contractual Waiver or Expense Reimburse- ment	Net Total Annual Expenses
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Series I Shares)
Invesco V.I. Managed Volatility Fund[1]	0.60%	N/A	0.50%	0.01%	1.11%	0.01%	1.10%
The Alger Portfolios (Class I-2 Shares)
Alger Balanced Portfolio	0.71%	N/A	0.21%	N/A	0.92%	N/A	0.92%
Alger Capital Appreciation Portfolio	0.81%	N/A	0.13%	N/A	0.94%	N/A	0.94%
Dreyfus Investment Portfolios (Initial Share Class)
Dreyfus Investment Portfolios, Mid Cap Stock Portfolio	0.75%	N/A	0.10%	N/A	0.85%	N/A	0.85%
The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)
	0.75%	N/A	0.09%	N/A	0.84%	N/A	0.84%
Deutsche Investments VIT Funds (formerly DWS Investments VIT Funds (Class A Shares)[18]
Deutsche Equity 500 Index VIP (formerly DWS Equity 500 Index VIP)[2]	0.20%	N/A	0.14%	N/A	0.34%	0.01%	0.33%
Deutsche Variable Series I (formerly DWS Variable Series I) (Class A Shares)[19]
Deutsche Bond VIP (formerly DWS Bond VIP)[3]	0.39%	N/A	0.30%	N/A	0.69%	0.03%	0.66%
Deutsche Capital Growth VIP (formerly DWS Capital Growth VIP)[4]	0.37%	N/A	0.13%	N/A	0.50%	N/A	0.50%
Deutsche Global Small Cap VIP (formerly DWS Global Small Cap VIP)[5]	0.89%	N/A	0.24%	N/A	1.13%	0.14%	0.99%
Deutsche Core Equity VIP (formerly DWS Core Equity VIP)[6]	0.39%	N/A	0.18%	N/A	0.57%	N/A	0.57%
Deutsche CROCI® International VIP (formerly Deutsche International VIP and DWS International VIP)[7]	0.79%	N/A	0.25%	N/A	1.04%	0.05%	0.99%
Deutsche Variable Series II (formerly DWS Variable Series II) (Class A Shares)[20]
Deutsche Global Income Builder (formerly DWS Global Income Builder VIP)[8]	0.37%	N/A	0.25%	N/A	0.62%	N/A	0.62%
Deutsche Global Equity VIP (formerly DWS Global Equity VIP)[9]	0.65%	N/A	0.30%	N/A	0.95%	0.04%	0.91%
Deutsche Small Mid Cap Value VIP (formerly DWS Small Mid Cap Value VIP)[10]	0.65%	N/A	0.17%	N/A	0.82%	N/A	0.82%
Deutsche Global Growth VIP (formerly DWS Global Growth VIP)[11]	0.92%	N/A	0.49%	N/A	1.41%	0.51%	0.90%
Deutsche Government & Agency Securities VIP (formerly DWS Government & Agency Securities VIP)[12]	0.45%	N/A	0.27%	N/A	0.72%	0.01%	0.71%
Deutsche High Income VIP (formerly DWS High Income VIP)[13]	0.50%	N/A	0.25%	N/A	0.75%	0.03%	0.72%
Deutsche Large Cap Value VIP (formerly DWS Large Cap Value VIP)[14]	0.64%	N/A	0.14%	N/A	0.78%	0.05%	0.73%
Deutsche Money Market VIP (formerly DWS Money Market VIP)[15]	0.29%	N/A	0.20%	N/A	0.49%	N/A	0.49%
Deutsche Small Mid Cap Growth VIP (formerly DWS Small Mid Cap Growth VIP)[16]	0.55%	N/A	0.18%	N/A	0.73%	N/A	0.73%
Deutsche Unconstrained Income VIP (formerly DWS Unconstrained Income VIP)[17]	0.55%	N/A	0.53%	0.02%	1.10%	0.38%	0.72%

[1]

Invesco Advisers, Inc. (“Invesco” or the “Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2016. The fee waiver agreement cannot be terminated during its term.

[2]

Effective August 11, 2014, DWS Equity 500 Index VIP changed its name to Deutsche Equity 500 Index VIP. Through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.33% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. These agreements may only be terminated with the consent of the fund’s Board.

[3]

Effective August 11, 2014, DWS Bond VIP changed its name to Deutsche Bond VIP. Through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.66% excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[4]

Effective August 11, 2014, DWS Capital Growth VIP changed its name to Deutsche Capital Growth VIP. Through September 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.80% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[5]

Effective August 11, 2014, DWS Global Small Cap VIP changed its name to Deutsche Global Small Cap VIP. Through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.99% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[6]

Effective August 11, 2014, DWS Core Equity VIP changed its name to Deutsche Core Equity VIP. Through September 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.85% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[7]

Effective August 11, 2014, DWS International VIP changed its name to Deutsche International VIP. Effective May 1, 2015, Deutsche International VIP changed its name to Deutsche CROCI ® International VIP. Through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.99% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[8]

Effective August 11, 2014, DWS Global Income Builder VIP changed its name to Deutsche Global Income Builder VIP. Through September 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.73%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[9]

Effective August 11, 2014, DWS Global Equity VIP changed its name to Deutsche Global Equity VIP. Through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.91%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense. The agreement may only be terminated with the consent of the fund’s Board.

[10]

Effective August 11, 2014, DWS Small Mid Cap Value VIP changed its name to Deutsche Small Mid Cap Value VIP. Through September 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.84% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[11]

Effective August 11, 2014, DWS Global Growth VIP changed its name to Deutsche Global Growth VIP. Through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.90% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. These agreements may only be terminated with the consent of the fund’s Board.

[12]

Effective August 11, 2014, DWS Government & Agency Securities VIP changed its name to Deutsche Government & Agency Securities VIP. Through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.71% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. These agreements may only be terminated with the consent of the fund’s Board.

[13]

Effective August 11, 2014, DWS High Income VIP changed its name to Deutsche High Income VIP. Through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. These agreements may only be terminated with the consent of the fund’s Board.

[14]

Effective August 11, 2014, DWS Large Cap Value VIP changed its name to Deutsche Large Cap Value VIP. Through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at ratios no higher than 0.73% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. These agreements may only be terminated with the consent of the fund’s Board.

[15]

Effective August 11, 2014, DWS Money Market VIP changed its name to Deutsche Money Market VIP. Through September 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.51%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[16]

Effective August 11, 2014, DWS Small Mid Cap Growth VIP changed its name to Deutsche Small Mid Cap Growth VIP. Through September 30, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at 0.98%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. The agreement may only be terminated with the consent of the fund’s Board.

[17]

Effective August 11, 2014, DWS Unconstrained Income VIP changed its name to Deutsche Unconstrained Income VIP. Through April 30, 2016, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio’s total annual operating expenses at a ratio no higher than 0.70%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and acquired funds (underlying funds) fees and expenses (estimated at 0.02%) The agreement may only be terminated with the consent of the fund’s Board.

[18]	Effective August 11, 2014, DWS Investments VIT Funds changed its name to Deutsche Investments VIT Funds.

[19]	Effective August 11, 2014, DWS Variable Series I changed its name to Deutsche Variable Series I.

[20]	Effective August 11, 2014, DWS Variable Series II changed its name to Deutsche Variable Series II.

The expenses shown above are deducted by each underlying Fund or Portfolio before the Fund or Portfolio provides us with its daily net asset value. We then deduct applicable Separate Account charges from the net asset value to calculate the unit value of the corresponding Subaccount. The management fees and other expenses are more fully described in the prospectus for each underlying Portfolio.

The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds’ expenses in order to keep the Funds’ expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect until at least September 30, 2015. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. The minimum and maximum Net Total Annual Fund Operating Expenses for all Funds after each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund’s prospectus.

THE FUNDS’ ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE ABOVE INFORMATION.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds prior to any fee waivers or expense reimbursements. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,014	$1,454	$2,030	$3,404

(2)	a. If you annuitize your Contract at the end of the available time period under Annuity Option 2, 3, 4, or under Annuity Option 1 for a period of five years or more*:

1 year	3 years	5 years	10 years
$289	$899	$1,553	$3,404

b.	If you annuitize your Contract at the end of the available time period under Annuity Option 1 for a period of less than five years*:

1 year	3 years	5 years	10 years
$1,014	$1,454	$2,030	$3,404

(3)	If you do not surrender or annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$289	$899	$1,553	$3,404

*	Withdrawal Charges do not apply if the Contract is annuitized under Annuity Option 2, 3 or 4, or under Annuity Option 1 for a period of five years or more. Withdrawal Charges do apply if the Contract is annuitized under Annuity Option 1 for a period of less than five years.

The Example is an illustration and does not represent past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. Similarly, your rate of return may be more or less than the 5% assumed rate in the Example.

The Example does not include the deduction of premium taxes, which may be assessed before or upon annuitization or any taxes or penalties you may be required to pay if you surrender your Contract.

The Records Maintenance Charge of $30 is reflected as an annual charge of 0.031% that is determined by dividing total Records Maintenance Charges collected during 2014 ($525,436) by total average net assets attributable to the Contract during 2014 ($1,672,534,230).

REDEMPTION FEES

A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee will reduce your Contract Value. For more information, see the Fund or Portfolio prospectus.

DISTRIBUTION COSTS

For information concerning the compensation we pay in relation to prior sale of the Contracts, see “Distribution of Contracts.”

CONDENSED FINANCIAL INFORMATION

In Appendix C, we have included a financial history of the accumulation unit values for the Subaccounts available under the Contract.

ZALICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE FUNDS

A. Zurich American Life Insurance Company

We were organized in 1947 and are a stock life insurance company organized under the laws of the State of Illinois. Our home office is located at 1400 American Lane, Schaumburg, Illinois 60196. For Contract services, you may contact us at the Service Center at Scudder DestinationsSM Service Team, PO Box 19097, Greenville, South Carolina, 29602-9097. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. We are a wholly-owned subsidiary of Zurich American Corporation, a non-operating holding company. Zurich American Corporation is an indirect wholly-owned subsidiary of Zurich Insurance Group Ltd., a Swiss holding company.

Effective August 22, 2010, Kemper Investors Life Insurance Company (“KILICO”), the insurance company that issued your Contract, changed its name to Zurich American Life Insurance Company, or ZALICO. The change in the name of the insurance company from KILICO to ZALICO does not change or alter any of the terms or provisions of your Contract. ZALICO will continue to honor all its obligations under your Contract. ZALICO remains organized under the laws of the State of Illinois. ZALICO continues to be a wholly-owned subsidiary of Zurich American Corporation and an indirect wholly-owned subsidiary of Zurich Insurance Group Ltd.

Effective September 3, 2003 (the “Closing Date”), ZALICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and ZALICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by ZALICO, including certain registered variable annuity contracts that are funded through the ZALICO Variable Annuity Separate Account (the “Separate Account”). These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”).

On July 3, 2006, Protective Life Insurance Company of Birmingham, Alabama (“Protective Life”), purchased Chase Insurance from JP Morgan Chase & Co. Effective April 1, 2007, Chase Insurance merged with and into Protective Life. Protective Life has reinsured 100% of the variable annuity business of Chase Insurance to Commonwealth Annuity and Life Insurance Company (formerly Allmerica Financial Life Insurance and Annuity Company), a subsidiary of Global Atlantic Life and Annuity, a division of Global Atlantic Financial Group.

These acquisitions, transfers and the coinsurance agreement do not relate directly to the Contracts, although certain other contracts issued by ZALICO and administered by Protective Life are supported by the Separate Account. Your rights and benefits and our obligations under the Contracts are not changed by these transactions and agreements.

Effective September 7, 2004, we transferred our customer services operations and the administration of the Contracts to IBM Business Transformation Outsourcing Insurance Service Corporation (“IBM Outsourcing”), in Greenville, South Carolina. IBM Outsourcing provides all of the services required for complete support and administration of your Contract, including processing all premium payments and all requests for transfers, partial withdrawals, surrenders and death benefits, responding to inquiries, and calculating accumulation unit values for your Contract and the Separate Account. On or about January 31, 2014, Concentrix Corporation, a wholly owned subsidiary of SYNNEX Corporation, acquired ownership of IBM Outsourcing. IBM Outsourcing has changed its name to Concentrix Insurance Administration Solutions Corporation (“CIS”). Concentrix Corporation’s acquisition of IBM Outsourcing is not expected to change the administration of your Contract.

B. Risks of Managing General Account Assets

The assets we hold in our General Account are used to support the payment of the death benefit under the Contracts, as well as to support payments under the optional Guaranteed Retirement Income Benefit (“GRIB rider”), as applicable. To the extent that ZALICO is required to pay you amounts under the death benefit or GRIB rider that are in addition to your Contract Value in the Separate Account, such amounts will come from our General Account assets. You should be aware that the General Account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, liquidity and credit risks. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent in the General Account’s investments.

C. Financial Condition of the Company

The benefits under the Contract are paid by ZALICO from its General Account assets and from your Contract Value held in the Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your Contract Value that you allocate to the Subaccounts of the Separate Account. Your Contract Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct (See ‘The Separate Account”).

Assets in the General Account. Allocations you make to the MVA Option and the Fixed Account are supported by the assets in our General Account (See “The MVA Option” and “Fixed Account Option”). Any guarantees under the Contract that exceed your Separate Account Contract Value, such as those associated with the death benefit and the GRIB rider, are paid from our General Account. Therefore, any benefits that we may be obligated to pay under the Contract in excess of Separate Account Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contract supported by it. We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Contract Owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. However, it is important to note that there is no assurance that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing and owning any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, as well as the loss in market value of these investments. We may also experience liquidity risk if our General Account assets cannot be readily converted into cash to meet obligations to our Contract Owners or to provide collateral necessary to finance our business operations.

How to Obtain More Information. We encourage our Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations—Division of Insurance, as well as the financial statements of the Separate Account (which are prepared in accordance with generally accepted accounting principles), are located in the Statement of Additional Information (“SAI”). The SAI is available at no charge by writing to our Service Center at the address on the cover page of this Prospectus, or by calling us at (800) 449-0523, or by visiting our website www.zurichamericanlifeinsurance.com). In addition, the SAI is available on the SEC’s website at http://www. sec.gov.

D. The Guarantee Periods of the MVA Option

During the Accumulation Period, you may allocate Purchase Payments and Contract Value to one or more Guarantee Periods of the MVA Option with durations generally of one to ten years. You may choose a different Guarantee Period by pre-authorized telephone instructions or by giving us written notice (See “Guarantee Periods of the MVA Option”). The MVA Option may not be available in all states. At our discretion, we may offer additional Guarantee Periods or limit the number of Guarantee Periods available to three.

The amounts you allocate to the MVA Option are invested under the laws regulating our General Account. Assets supporting the amounts allocated to Guarantee Periods are held in a “nonunitized” separate account. A non-unitized separate account is a separate account in which you do not participate in the performance of the assets held in the separate account. The assets of the non-unitized separate account are held to fund our guaranteed obligations. The “nonunitized” separate account is insulated, so that the assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business we may conduct. In addition, our General Account assets are available to fund benefits under the Contracts.

State insurance laws concerning the nature and quality of investments regulate our General Account investments and any non-unitized separate account investments. These laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments.

We consider the return available on the instruments in which Contract proceeds are invested when establishing Guaranteed Interest Rates. This return is only one of many factors considered in establishing Guaranteed Interest Rates. (See “The Accumulation Period-4. Establishment of Guaranteed Interest Rates.”)

Our investment strategy for the non-unitized separate account is generally to match Guarantee Period liabilities with assets, such as debt instruments. We expect to invest in debt instruments such as:

•	securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government;

•

debt securities which have an investment grade, at the time of purchase, within the four highest grades assigned by Moody’s Investors Services, Inc. (“Moody’s”) (Aaa, Aa, A or Baa), Standard & Poor’s Corporation (“Standard & Poor’s”) (AAA, AA, A or BBB), or any other nationally recognized rating service;

•

other debt instruments including issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody’s or Standard & Poor’s, are deemed by our management to have an investment quality comparable to securities which may be otherwise purchased; and

•	options and futures transactions on fixed income securities.

We are not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as state insurance laws may require.

E. The Separate Account

We established the ZALICO Variable Annuity Separate Account on May 29, 1981, pursuant to Illinois law as the KILICO Money Market Separate Account. The SEC does not supervise the management, investment practices or policies of the Separate Account or ZALICO.

As a result of KILICO changing its name to ZALICO in August 2010, on November 2, 2010, ZALICO changed the name of KILICO Variable Annuity Separate Account, the separate account supporting your Contract, to ZALICO Variable Annuity Separate Account. The change in the name of the Separate Account does not change the status, duties, or obligations of the ZALICO Variable Annuity Separate Account under federal or state laws. ZALICO Variable Annuity Separate Account remains registered with the SEC as a unit investment trust and remains subject to the same duties, obligations, and restrictions under the 1940 Act and state insurance laws.

Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

Twenty-one Subaccounts of the Separate Account are currently available. Each Subaccount invests exclusively in shares of one of the corresponding Funds or Portfolios. We may add or delete Subaccounts in the future. Not all Subaccounts may be available in all jurisdictions or under all Contracts.

The Separate Account purchases and redeems shares from the Funds at net asset value. We redeem shares of the Funds as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as you request. All dividends and capital gains distributions received by the Separate Account from a Fund or Portfolio are reinvested in that Fund or Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Separate Account’s financial statements appear in the Statement of Additional Information.

The Portfolios, which sell their shares to the Subaccounts, may discontinue offering their shares to the Subaccounts. We will not discontinue a Subaccount available for investment without receiving the necessary approvals, if any, from the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the Separate Account.

F. The Funds

The Separate Account invests in shares of the following Funds:

•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

•	The Alger Portfolios

•	Dreyfus Investment Portfolios

•	The Dreyfus Socially Responsible Growth Fund, Inc.

•	Deutsche Investments VIT Funds (formerly DWS Investments VIT Funds)

•	Deutsche Variable Series I (formerly DWS Variable Series I)

•	Deutsche Variable Series II (formerly DWS Variable Series II)

The Funds provide investment vehicles for variable life insurance and variable annuity contracts. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. Shares of the Funds may be sold to separate accounts of other insurance companies, whether or not affiliated with us.

It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, we do not foresee disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans from these arrangements. The Funds monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action.

There can be no assurance that the DWS Money Market VIP portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Deutsche Money Market VIP Subaccount (formerly DWS Money Market VIP Subaccount) may become extremely low and possibly negative. You could lose money when invested in the Deutsche Money Market VIP Subaccount (formerly DWS Money Market VIP Subaccount).

A Fund may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The following table summarizes each Fund/Portfolio’s investment objective and provides the name of each investment adviser.

Fund/Portfolio	Investment Objective and Investment Adviser
Alger Balanced Portfolio (Class I-2 Shares)	Seeks current income and long term capital appreciation. The Portfolio invests in stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities, which appear to have some potential for capital appreciation. The Portfolio’s investment adviser is Fred Alger Management, Inc.

Alger Capital Appreciation Portfolio (Class I-2 Shares)	Seeks long term capital appreciation. Under normal market circumstances, the Portfolio invests at least 85% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of all market capitalizations that demonstrate promising growth potential. The Portfolio’s investment adviser is Fred Alger Management, Inc.

Dreyfus Investment Portfolios, MidCap Stock Portfolio (Initial Share Class)	Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index (S&P 400). The Portfolio’s investment adviser is The Dreyfus Corporation.

Fund/Portfolio	Investment Objective and Investment Adviser
Deutsche Global Income Builder VIP (formerly DWS Global Income Builder VIP) (Class A Shares)[1]	The fund seeks to maximize income while maintaining prospects for capital appreciation. The fund invests in a broad range of both traditional asset classes (such as equity and fixed income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets). The fund will generally invest in at least three different countries and will normally have investment exposure to foreign securities, foreign currencies and other foreign investments equal to at least 40% of the fund’s net assets. The fund invests at least 25% of net assets in fixed income senior securities. The fund may also invest in affiliated mutual funds. The fund may invest up to 5% of net assets in shares of the following funds: Deutsche Enhanced Emerging Markets Fixed Income Fund, which invests primarily in high yield emerging market bonds; Deutsche Floating Rate Fund, which invests primarily in senior loans; and, Deutsche High Income Fund, which invests primarily in high yield bonds. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche Bond VIP (formerly DWS Bond VIP) (Class A Shares)[2]	The fund seeks to maximize total return consistent with preservation of capital and prudent investment management. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The fund may also invest in affiliated mutual funds. The fund may invest up to 5% of net assets in shares of the following funds: Deutsche Enhanced Emerging Markets Fixed Income Fund, which invests primarily in high yield emerging market bonds; Deutsche Floating Rate Fund, which invests primarily in senior loans; and, Deutsche High Income Fund, which invests primarily in high yield bonds. The fund may invest up to 25% of total assets in foreign investment grade bonds (those in the top four grades of credit quality). The fund may also invest up to 35% of total assets in non-investment grade securities (junk bonds) of US and foreign issuers that are rated as low as grade B, the sixth credit grade. The fund may invest up to 20% of total assets in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The fund may have exposure of up to 15% of total assets in foreign currencies. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Fund/Portfolio	Investment Objective and Investment Adviser
Deutsche Capital Growth VIP (formerly DWS Capital Growth VIP) (Class A Shares)[3]	The fund seeks to provide long-term growth of capital. The fund normally invests at least 65% of its total assets in equities, mainly common stocks of US companies. The fund generally focuses on established companies that are similar in size to the companies in the S&P 500® Index (generally 500 of the largest companies in the US) or the Russell 1000® Growth Index (generally those stocks among the 1,000 largest US companies that have relatively higher price-to-earnings ratios and higher forecasted growth). Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche Global Equity VIP (formerly DWS Global Equity VIP) (Class A Shares)[4]	The fund seeks capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets, determined at the time of purchase, in equity securities and other securities with equity characteristics. In addition to common stock, other securities with equity characteristics include preferred stock, convertible securities, warrants and exchange-traded funds (ETFs). Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies. The fund may also invest a portion of its assets (typically not more than 35% of its net assets) in securities of companies located in emerging markets, such as those of many countries in Latin America, the Middle East, Eastern Europe, Asia and Africa. The fund may also invest up to 20% of its assets in cash equivalents and US investment-grade fixed-income securities. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche Small Mid Cap Value VIP (formerly DWS Small Mid Cap Value VIP) (Class A Shares)[5]	The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size US companies. While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities. The fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. The fund may also invest in initial public offerings and real estate investment trusts. Deutsche Investment Management Americas is the investment advisor for the fund.

Fund/Portfolio	Investment Objective and Investment Adviser
Deutsche Equity 500 Index VIP (formerly DWS Equity 500 Index VIP) (Class A Shares)*[6]	The fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies. Under normal circumstances, the fund intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500® Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500® Index. Deutsche Investment Management Americas Inc. is the investment advisor for the fund. Northern Trust Investments, Inc. (“NTI”) is the subadvisor for the fund.

Deutsche Global Small Cap VIP (formerly DWS Global Small Cap Growth VIP (Class A Shares)[7]	The fund seeks above-average capital appreciation over the long term. The fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 30% of the aggregate market capitalization of the S&P Developed Broad Market Index). The fund may invest up to 20% of total assets in common stocks and other equities of large companies or in debt securities, including up to 5% of net assets in junk bonds (grade BB/Ba and below). The fund may invest in common stocks and other types of equities such as preferred stocks or convertible securities. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche Global Growth VIP (formerly DWS Global Growth VIP) (Class A Shares)[8]	The fund seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that portfolio management considers to be “blue chip” companies. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche Government & Agency Securities VIP (formerly DWS Government & Agency Securities VIP) (Class A Shares)[9]	The fund seeks high current income consistent with preservation of capital. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. The fund normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the fund may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Fund/Portfolio	Investment Objective and Investment Adviser
Deutsche Core Equity VIP (formerly DWS Core Equity VIP) (Class A Shares)[10]	The fund seeks long-term growth of capital, current income and growth of income. Under normal circumstances, the fund invests at least 80% of total assets, determined at the time of purchase, in equities, mainly common stocks. Although the fund can invest in companies of any size and from any country, it invests primarily in large US companies. Portfolio management may favor securities from different industries and companies at different times. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche High Income VIP (formerly DWS High Income VIP) (Class A Shares)[11]	The fund seeks to provide a high level of current income. Under normal circumstances, the fund generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche CROCI® International VIP (formerly Deutsche International VIP and DWS International VIP) (Class A Shares)[12]	The fund seeks long-term growth of capital. Although the fund can invest in companies of any size and from any country, it invests mainly in common stocks of established companies in countries with developed economies (other than the United States). The fund’s equity investments may also include preferred stocks, depositary receipts and other securities with equity characteristics, such as convertible securities and warrants. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche Large Cap Value VIP (formerly DWS Large Cap Value VIP) (Class A Shares)[13]	The fund seeks to achieve a high rate of total return. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000® Value Index and that portfolio management believes are undervalued. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize certain sectors, even investing more than 25% of total assets in any one sector. The fund may invest up to 20% of total assets in foreign securities. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Fund/Portfolio	Investment Objective and Investment Adviser
Duetsche Money Market VIP (formerly DWS Money Market VIP) (Class A Shares)[14]	The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its objective by investing in high quality, short-term securities, as well as repurchase agreements that are backed by high-quality securities. Under normal market conditions, the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions that satisfy the fund’s eligibility requirements. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Duetsche Small Mid Cap Growth VIP (formerly DWS Small Mid Cap Growth VIP) (Class A Shares)[15]	The fund seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of small and mid-sized US companies. The fund defines small companies as those that are similar in market capitalization to those in the Russell 2000® Growth Index. The fund defines mid-sized companies as those that are similar in market capitalization to those in the Russell Midcap® Growth Index. The fund invests primarily in common stocks but may invest in other types of equity securities such as preferred stocks or convertible securities. While the fund invests mainly in US stocks, it could invest up to 20% of total assets in foreign securities. The fund may invest in initial public offerings. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Deutsche Unconstrained Income VIP (formerly DWS Unconstrained Income VIP) (Class A Shares)[16]	The fund seeks a high total return. Under normal circumstances, the fund invests mainly in fixed income securities issued by both US and foreign corporations and governments. The credit quality of the fund’s investments may vary; the fund may invest up to 100% of total assets in either investment-grade fixed income securities or even up to 100% in junk bonds, which are those below the fourth highest credit rating category (that is, grade BB/Ba and below). The fund may also invest in emerging markets securities, mortgage- and asset-backed securities, adjustable rate loans that have a senior right to payment (“senior loans”) and other floating rate debt securities, exchange-traded funds (“ETFs”) and dividend-paying common stocks. Deutsche Investment Management Americas Inc. is the investment advisor for the fund.

Invesco V.I. Managed Volatility Fund (Series I Shares)	Both capital appreciation and current income while managing portfolio volatility. The Fund invests primarily in equity and fixed income securities, and derivatives and other instruments that have economic characteristics similar to such securities. The Fund will also invest in derivatives that the Adviser believes will decrease the volatility level of the Fund’s annual returns. The Portfolio’s investment adviser is Invesco Advisers, Inc.

Fund/Portfolio	Investment Objective and Investment Adviser
The Dreyfus Socially Responsible Growth Fund, Inc. (Initial Share Class)	Seeks to provide capital growth, with current income as a secondary goal. The Portfolio’s investment adviser is The Dreyfus Corporation.

[1]	Effective August 11, 2014, DWS Global Income Builder VIP changed its name to Deutsche Global Income Builder VIP.

[2]	Effective August 11, 2014, DWS Bond VIP changed its name to Deutsche Bond VIP.

[3]	Effective August 11, 2014, DWS Capital Growth VIP changed its name to Deutsche Capital Growth VIP.

[4]	Effective August 11, 2014, DWS Global Equity VIP changed its name to Deutsche Global Equity VIP.

[5]	Effective August 11, 2014, DWS Small Mid Cap Value VIP changed its name to Deutsche Small Mid Cap Value VIP.

[6]	Effective August 11, 2014, DWS Equity 500 Index VIP changed its name to Deutsche Equity 500 Index VIP.

[7]	Effective August 11, 2014, DWS Global Small Cap VIP changed its name to Deutsche Global Small Cap VIP.

[8]	Effective August 11, 2014, DWS Global Growth VIP changed its name to Deutsche Global Growth VIP.

[9]	Effective August 11, 2014, DWS Government & Agency Securities VIP changed its name to Deutsche Government & Agency Securities VIP.

[10]	Effective August 11, 2014, DWS Core Equity VIP changed its name to Deutsche Core Equity VIP.

[11]	Effective August 11, 2014, DWS High Income VIP changed its name to Deutsche High Income VIP.

[12]

Effective August 11, 2014, DWS International VIP changed its name to Deutsche International VIP. Effective May 1, 2015, Deutsche International VIP changed its name to Deutsche CROCI® International VIP.

[13]	Effective August 11, 2014, DWS Large Cap Value VIP changed its name to Deutsche Large Cap Value VIP.

[14]	Effective August 11, 2014, DWS Money Market VIP changed its name to Deutsche Money Market VIP.

[15]	Effective August 11, 2014, DWS Small Mid Cap Growth VIP changed its name to Deutsche Small Mid Cap Growth VIP.

[16]	Effective August 11, 2014, DWS Unconstrained Income VIP changed its name to Deutsche Unconstrained Income VIP.

*

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s® 500,” “Standard and Poor’s MidCap 400®,” and “500” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Deutsche Investment Management Americas Inc. the DWS Index 500 Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor’s®, and Standard & Poor’s® makes no representation regarding the advisability of investing in the Portfolio. Additional information may be found in the Portfolio’s statement of additional information.

The Portfolios may not achieve their stated objective. More detailed information, including a description of risks, fees and expenses involved in investing in the Portfolios is found in the Portfolios’ prospectuses accompanying this Prospectus and in the Portfolios’ statements of additional information, available from us upon request. You should read the Portfolio prospectuses carefully.

G. Selection of Funds

The Funds or Portfolios offered through the Contracts are selected by ZALICO, and ZALICO may consider various factors, including, but not limited to asset class coverage, the strength of the investment adviser’s (and/or subadviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. We also consider whether the Fund or Portfolio or one of its service providers (e.g., the investment adviser, administrator and/or distributor) will make payments to us in connection with certain administrative, marketing, and support services, or whether the Funds or Portfolios adviser was an affiliate. We review the Portfolios periodically and may remove a Portfolio, or limit its availability to new premiums and/or transfers of Contract Value if we determine that a Portfolio no longer satisfies one or more of the selection criteria and/or if the Portfolio has not attracted significant allocations from Contract Owners.

You are responsible for choosing to invest in the Subaccounts that, in turn, invest in the Funds or Portfolios. You are also responsible for choosing the amounts allocated to each Subaccount that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since you bear the investment risk of investing in the Subaccounts, you should carefully consider any decisions regarding allocations of Purchase Payments and Contract Value to each Subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds or Portfolios that is available to you, including each Fund or Portfolio’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund or Portfolio’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Portfolio. After you select Subaccounts in which to allocate Purchase Payments or Contract Value, you should monitor and periodically re-evaluate your investment allocations to determine if they are still appropriate.

You bear the risk that the Contract Value of your Contract may decline as a result of negative investment performance of the Subaccounts you have chosen.

We do not provide investment advice and we do not recommend or endorse any of the particular Funds or Portfolios available as variable options in the Contract.

Administrative, Marketing, and Support Services Fees. The Funds and Portfolios currently available for investment under the Contract do not charge 12b-1 fees.

We may receive payments from some of the Funds’ service providers in connection with certain administrative and other services we perform and expenses we incur. The amount of the payment is based on a percentage of the assets of the particular Funds attributable to the Contract and/or to certain other variable insurance products that we issue. These percentages currently range from .085% to .25%. Some service providers pay us more than others.

The chart below provides the current maximum percentages of fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to ZALICO

From the following Funds or their Service Providers:	Maximum % of assets*
AIM	.25%
Alger	.25%

From the following Funds or their Service Providers:	Maximum % of assets*
Dreyfus Socially Responsible Growth	.25%
Deutsche (formerly DWS)	.25%

*	Payments are based on a percentage of the average assets of each Fund owned by the Subaccounts available under this Contract and/or under certain other variable insurance products offered by our affiliates and us.

We may directly or indirectly receive additional amounts or different percentages of assets under management from some of the Funds’ service providers with regard to other variable insurance products we issue. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. Certain investment advisers or their affiliates may provide us and/or selling firms with wholesaling services to assist us in servicing the Contract, may pay us and/or certain affiliates and/or selling firms amounts to participate in sales meetings or may reimburse our sales costs, and may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation. The amounts in the aggregate may be significant and may provide the investment adviser (or other affiliates) with increased access to us and to our affiliates.

Proceeds from these payments by the Funds or their service providers may be used for any corporate purpose, including payment of expenses that we and/or our affiliates incur in distributing and administering the Contracts, and that we incur, in our role as intermediary, in marketing and administering the underlying Portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Distribution of Contracts” in this Prospectus.

H. Change of Investments

We reserve the right to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. We may eliminate the shares of any of the Funds or Portfolios and substitute shares of another portfolio or of another investment company, if the shares of a Fund or Portfolio are no longer available for investment, or if in our judgment further investment in any Fund or Portfolio becomes inappropriate in view of the purposes of the Separate Account. We will not substitute any shares attributable to your interest in a Subaccount without prior notice and the SEC’s prior approval, if required. The Separate Account may purchase other securities for other series or classes of contracts, or may permit a conversion between series or classes of contracts on the basis of requests made by Owners.

We may establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company. New subaccounts may be established when, in our discretion, marketing needs or investment conditions warrant. New subaccounts may be made available to existing Owners as we determine. We may also eliminate or combine one or more subaccounts, transfer assets, or substitute one subaccount for another subaccount, if, in our discretion, marketing, tax, or investment conditions warrant. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under the 1940 Act in the event such registration is no longer required; or (c) combined with our other separate accounts. To the extent permitted by law, we may transfer the assets of the Separate Account to another separate account or to the General Account.

FIXED ACCOUNT OPTION

Amounts allocated or transferred to the Fixed Account are part of our General Account, supporting insurance and annuity obligations. Interests in the Fixed Account are not registered under the 1933 Act, and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Under the Fixed Account Option, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account and the MVA Option, unless we refer to fixed accumulation and annuity elements.

We guarantee that payments allocated to the Fixed Account earn a minimum fixed interest rate not less than the minimum rate allowed by state law. At our discretion, we may credit interest in excess of the minimum guaranteed rate. We reserve the right to change the rate of excess interest credited. We also reserve the right to declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Account. As a result, amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time.

THE CONTRACTS

A. General Information.

This Contract is no longer offered for sale, although we continue to accept additional Purchase Payments under the Contract. The minimum additional Purchase Payment is $500 ($50 or more for IRAs). The minimum additional Purchase Payment is $100 if you authorize us to draw on an account via check or electronic debit. Effective on and after August 1, 2014, the maximum total Purchase Payments under the Contract is $10,000. Cumulative Purchase Payments in excess of $10,000 require our prior approval. We reserve the right to waive or modify the minimum and maximum initial and subsequent Purchase Payments limits. The Internal Revenue Code may also limit the maximum annual amount of Purchase Payments. An allocation to a Subaccount, the Fixed Account or a Guarantee Period must be at least $500.

Contracts issued on a group basis are represented by a certificate. Contracts issued on an individual basis are represented by an individual annuity contract. For purposes of this Prospectus, the term “Contract” refers both to certificates and to individual annuity contracts. The Contract was available to be purchased by natural persons, or by trusts or custodial accounts which hold the Contract as agent for and for the sole benefit of a natural person.

We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

During the Accumulation Period, you may assign the Contract or change a Beneficiary at any time by signing our form and sending our form back to the Service Center completed and in good order. No assignment or Beneficiary change is binding on us until we receive our form in good order. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that the assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We assume no responsibility for the validity of the assignment or Beneficiary change. An assignment may subject you to immediate tax liability and a 10% tax penalty.

Amounts payable during the Annuity Period may not be assigned or encumbered. In addition, to the extent permitted by law, annuity payments are not subject to levy, attachment or other judicial process for the payment of the Annuitant’s debts or obligations.

You designate the Beneficiary. If you or the Annuitant die, and no designated Beneficiary or contingent beneficiary is alive at that time, we will pay your or the Annuitant’s estate.

Under a Qualified Plan Contract, the provisions of the applicable plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Plan Contract may not be assigned.

B. The Accumulation Period.

1. Application of Purchase Payments.

You select how to allocate your Purchase Payments among the Subaccount(s), Guarantee Periods, and/or Fixed Account. The amount of each Purchase Payment allocated to a Subaccount is based on the value of an Accumulation Unit, as next computed after we receive the Purchase Payment in good order at the

Service Center or the bank we have designated to receive Purchase Payments (“the bank”). Generally, we determine the value of an Accumulation Unit as of 4:00 p.m. Eastern Time on each day that the New York Stock Exchange (“NYSE”) is open for trading. Purchase Payments that we receive at the Service Center in good order after 4:00 p.m. Eastern Time will be priced using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE. Electronic payments received by wire or through electronic credit or debit transactions at the bank in good order after 4:00 p.m. Eastern Time will be priced using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE. Please contact the Service Center for wiring instructions or instructions on automatic electronic debiting.

Purchase Payments allocated to a Guarantee Period or to the Fixed Account begin earning interest one day after we receive them in good order at the Service Center or the bank. Upon receipt of a Purchase Payment in good order, we determine the number of Accumulation Units credited by dividing the Purchase Payment allocated to a Subaccount by the Subaccount’s Accumulation Unit value, as next computed after we receive the Purchase Payment.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

The number of Accumulation Units will not change due to investment experience. Accumulation Unit value varies to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount, other than the Withdrawal Charge, the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge (See “CONTRACTS ISSUED BEFORE NOVEMBER 12, 2001”). The number of Accumulation Units is reduced when the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge are assessed.

2. Accumulation Unit Value.

Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, the number of units purchased is based on the Subaccount’s Accumulation Unit value at the end of the current Valuation Period. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that Valuation Period times the Accumulation Unit value for the preceding Valuation Period. Each Valuation Period has a single Accumulation Unit value which applies to each day in the Valuation Period.

Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for any Valuation Period is determined by the following formula:

(a divided by b) minus c, where:

“a” is:

•	the net asset value per share of the Portfolio held in the Subaccount as of the end of the current Valuation Period; plus

•	the per share amount of any dividend or capital gain distributions made by the Portfolio held in the Subaccount, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

•	a credit or charge for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

“b” is the net asset value per share of the Portfolio held in the Subaccount as of the end of the preceding Valuation Period; and

“c” is the factor representing asset-based charges (the mortality and expense risk and administration charges).

3. Guarantee Periods of the MVA Option.

You may allocate Purchase Payments to one or more Guarantee Periods with durations of one to ten years. Each Guarantee Period has a Guaranteed Interest Rate that will not change during the Guarantee Period. Interest is credited daily at the effective annual rate.

The following example illustrates how we credit Guarantee Period interest.

EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

Purchase Payment	$40,000.00

Guarantee Period	5 Years

Guaranteed Interest Rate	3.00% Effective Annual Rate

Year	Interest Credited During Year	Cumulative Interest Credited
1	$1,200.00	$1,200.00
2	1,236.00	2,436.00
3	1,273.08	3,709.08
4	1,311.27	5,020.35
5	1,350.61	6,370.96

Accumulated value at the end of 5 years is:

$40,000.00 + $6,370.96 = $46,370.96

Note: This example assumes that no withdrawals or transfers are made during the five-year period. If you make withdrawals or transfers during this period, Market Value Adjustments and Withdrawal Charges apply.

The hypothetical interest rate is not intended to predict future Guaranteed Interest Rates. Actual Guaranteed Interest Rates for any Guarantee Period may be more than those shown.

At the end of any Guarantee Period, we send written notice of the beginning of a new Guarantee Period. A new Guarantee Period for the same duration starts unless you elect another Guarantee Period within 30 days after the end of the terminating Guarantee Period. You may choose a different Guarantee Period by calling the Service Center or by mailing us written notice in good order. You should not select a new Guarantee Period extending beyond the Annuity Date. Otherwise, the Guarantee Period amount available for annuitization will be subject to Market Value Adjustments and may be subject to Withdrawal Charges. In a rising interest rate environment, the Market Value Adjustment could result in a substantial downward adjustment to your Contract Value. (See “Market Value Adjustment” and “Withdrawal Charge” below.)

The amount reinvested at the beginning of a new Guarantee Period is the Guarantee Period Value for the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the new Guarantee Period begins applies for the duration of the new Guarantee Period.

You may call or write us at the Service Center for the new Guaranteed Interest Rates.

4. Establishment of Guaranteed Interest Rates.

We declare the Guaranteed Interest Rates for each of the durations of Guarantee Periods from time to time at our discretion. Once established, rates are guaranteed for the respective Guarantee Periods. We advise you of the Guaranteed Interest Rate for a chosen Guarantee Period when we receive a Purchase Payment, when a transfer is effectuated or when a Guarantee Period renews. Withdrawals of Accumulated Guarantee Period Value are subject to Withdrawal Charges and Records Maintenance Charges and may be subject to a Market Value Adjustment. (See “Market Value Adjustment” below.)

We have no specific formula for establishing the Guaranteed Interest Rates. The determination may be influenced by, but not necessarily correspond to, the current interest rate environment. (See “The MVA Option”.) We may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses we bear, and general economic trends.

We make the final determination of the Guaranteed Interest Rates to be declared. We cannot predict or guarantee the level of future Guaranteed Interest Rates.

5. Contract Value.

On any Valuation Date, Contract Value equals the total of:

•	the number of Accumulation Units credited to each Subaccount, times

•	the value of a corresponding Accumulation Unit for each Subaccount, plus

•	your Accumulated Guarantee Period Value in the MVA Option, plus

•	your interest in the Fixed Account.

6. Transfers During the Accumulation Period.

During the Accumulation Period, you may transfer the Contract Value among the Subaccounts, the Guarantee Periods and the Fixed Account subject to the following provisions:

•	the amount transferred must be at least $100 unless the total Contract Value attributable to a Subaccount, Guarantee Period or Fixed Account is transferred;

•	the Contract Value remaining in a Subaccount, Guarantee Period or Fixed Account must be at least $500 unless the total value is transferred;

•	transfers may not be made from any Subaccount to the Fixed Account over the six months following any transfer from the Fixed Account into one or more Subaccounts;

•	transfers from the Fixed Account may be made one time during the Contract Year during the 30 days following an anniversary of a Contract Year; and

•	transfer requests we receive must be in good order.

We may charge a $25 fee for each transfer in excess of 12 transfers per calendar year. However, transfers made pursuant to the Asset Allocation and Dollar Cost Averaging programs do not count toward these 12 transfers. In addition, transfers of Guarantee Period Value are subject to Market Value Adjustment unless the transfer is made within 30 days of the end of the Guarantee Period. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount transferred from the Guarantee Period may be more or less than the requested dollar amount.

We will make transfers pursuant to your mailed, faxed or telephone instructions that specify in detail the requested changes and are in good order. Transfers involving a Subaccount are based upon the Accumulation Unit values, as next calculated after we receive transfer instructions in good order at the Service Center. We may suspend, modify or terminate the transfer provision. We disclaim all liability if we follow in good faith instructions you give to us in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone transfer.

Mail, Fax, and Telephone Access. You may request transfers in writing by mailing your request (in good order) to our Service Center, or by faxing your request (in good order) to our Service Center at 1-866-609-3962. You may also request transfers by telephone by calling our Service Center at 1-800-449-0523 and providing us with all required information.

Website Access. You may request transfers through our website. Our website address at www.zurichamericanlifeinsurance.com is available 24 hours a day. Our website will allow you to request transfers among the Subaccounts, Fixed Account, and the Guarantee Periods and inquire about your Contract. To use the website for access to your Contract information or to request transfers, you must enter your Contract number and Personal Identification Number (PIN), which you can obtain from our Service Center.

Pricing of Transfers. We will price any transfer request that we receive in good order at the Service Center (by mail, fax, or telephone) or through our website address before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time) using the Accumulation Unit values next determined at the end of that regular trading session of the NYSE.

And we will price any transfer request that we receive in good order at the Service Center (by mail, fax, or telephone) or through our website after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE.

E-mail Access. Currently, we do not allow transfer requests or withdrawals by e-mail. You may e-mail us through our website to request an address change or to inquire about your Contract. Please identify your Contract number in any transaction request or correspondence sent to us by e-mail.

Limitations on Transfers. The following transfers must be requested through standard first-class United States mail and must have an original signature:

•	transfers in excess of $250,000, per Contract, per day, and

•

transfers into and out of the Deutsche Global Growth VIP (formerly DWS Global Growth VIP), the Deutsche Global Small Cap VIP (formerly DWS Global Small Cap VIP), the Deutsche CROCI® International VIP (formerly Deutsche International VIP and DWS International VIP) or the Deutsche Global Equity VIP (formerly DWS Global Equity VIP), subaccounts in excess of $50,000, per Contract, per day.

These administrative procedures have been adopted under the Contract to protect the interests of the remaining Contract Owners from the adverse effects of frequent and large transfers into and out of variable annuity Subaccounts that can adversely affect the investment management of the underlying Funds or Portfolios.

We reserve the right to further amend the transfer procedures in the interest of protecting remaining Contract Owners.

Some of the Funds reserve the right to delay or refuse purchase requests from the Separate Account, as further described in their prospectuses and/or statements of additional information. Therefore, if you request a transaction under your Contract that is part of a purchase request delayed or refused by a Fund, we will be unable to process your request. In that event, we will notify you promptly in writing or by telephone.

Additional Telephone, Fax, and Online Access Rules and Conditions. We will employ reasonable procedures to confirm that telephone, fax, e-mail and website instructions are genuine. Such procedures may include confirming that instructions are in good order, requiring forms of personal identification prior to acting upon any telephone, fax, e-mail and website instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions and saving fax, e-mail and website instructions received from you. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures that are designed to limit unauthorized use of the telephone, fax, e-mail and website privileges. Therefore, you bear the risk of loss in the event of a fraudulent telephone, fax, e-mail and website request.

In order to access our website or our automated customer response system, you will need to obtain a PIN by calling into the Service Center. You should protect your PIN, because the automated customer response system will be available to your representative of record and to anyone who provides your PIN. We will not be able to verify that the person providing electronic instructions is you or authorized by you.

We cannot guarantee that our telephone, fax, e-mail and website services will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone or fax service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of requests is unusually high, we might not be able to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or correspond in writing to our mailing address.

Transfer requests made in writing, by phone, by fax, or through our website must comply with our transfer provisions stated in this Prospectus. Any transfer requests that are not in good order or are not in compliance with these provisions will not be considered received at our Service Center. We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone, fax, and website transfer privilege) at any time, for any class of Contracts, for any reason.

Third Party Transfers. If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the authorized asset allocation program. However, we do not offer or participate in any asset allocation program and we take no responsibility for any third party asset allocation program. We may suspend or cancel acceptance of a third party’s instructions at any time and may restrict the variable options available for transfer under third party authorizations.

Automatic Account Rebalancing. You may elect to have transfers made automatically among the Subaccounts on an annual, semiannual or quarterly basis so that Contract Value is reallocated to match the percentage allocations in your predefined allocation elections. Transfers under this program are not subject to the $100 minimum transfer limitation. Your election to participate in the automatic asset reallocation program must be in writing on our form and returned to us in good order.

7. Policy and Procedures Regarding Disruptive Trading and Market Timing.

Statement of Policy. This Contract is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a Subaccount in a short period of time, or transfers of large amounts at one time (“Disruptive Trading”).

Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Contract Owners, for the underlying Portfolios, and for other persons who have material rights under the Contract, such as insureds and beneficiaries. These risks and harmful effects include:

•

dilution of the interests of long-term investors in a Subaccount if market timers manage to transfer into an underlying Portfolio at prices that are below the true value or to transfer out of the underlying Portfolio at prices that are above the true value of the underlying Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); and

•	reduced investment performance due to adverse effects on Portfolio management by:

•	impeding a Portfolio manager’s ability to sustain an investment objective;

•	causing the underlying Portfolio to maintain a higher level of cash than would otherwise be the case; or

•	causing an underlying Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying Portfolio; and

•	increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Contract Owners invested in those Subaccounts, not just those making the transfers.

Policy Against Disruptive Trading. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading in the Contract. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures.

Do not invest with us if you intend to engage in market timing or potentially Disruptive Trading.

For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging.

Detection. We monitor the transfer activities of Owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Contract Owners or intermediaries acting on their behalf.

In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying Portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying Portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying Portfolios.

As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying Portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying Portfolio.

Deterrence. We impose limits on transfer activity within the Contract in order to deter Disruptive Trading.

We will accept the following transfers only if the order is sent to us with an original signature and by first class U.S. Mail:

•	transfers in excess of $250,000 per Contract, per day; and

•	transfers in excess of $50,000 per Contract, per day, into or out any of the following Subaccounts:

•	Deutsche Global Growth VIP (formerly DWS Global Growth VIP),

•	Deutsche Global Small Cap VIP (formerly DWS Global Small Cap VIP),

•	Deutsche CROCI® International VIP (formerly Deutsche International VIP and DWS International VIP), or

•	Deutsche Global Equity VIP (formerly DWS Global Equity VIP).

If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.

If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through first class U.S. Mail with an original signature. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:

•	terminate all telephone, website, email or fax transfer privileges;

•	limit the total number of transfers;

•	place further limits on the dollar amount that may be transfer;

•	require a minimum period of time between transfers; or

•	refuse transfer requests from intermediaries acting on behalf of you.

Our ability to impose these restrictions in order to discourage market timing and other forms of Disruptive Trading may be limited by provisions of your Contract. As a result, to the extent the provisions of your Contract limit our actions, some Contract Owners may be able to market time through the Contract, while others would bear the harm associated with the timing.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying Portfolio’s operations, (2) if an underlying Portfolio would reject or has rejected our purchase order, or has instructed us not to allow that purchase or transfer, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying Portfolio refuses or reverses our order; in such instances some Contract Owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your Contract to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number, size or frequency of transfers in a given period (except for certain Subaccounts listed above where transfers that exceed a certain size are prohibited); or

•	allow a certain number of transfers in a given period.

Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing and other Disruptive Trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Contact Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the Subaccounts available under the Contract, there is no assurance that we will be able to deter or detect market timing or Disruptive Trading by such Contract Owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or Disruptive Trading may be limited by decisions of state regulatory bodies and court order which we cannot predict.

We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the underlying Portfolios under the Contract. The actions we take will be based on policies and procedures that we apply uniformly to all Contract Owners.

Underlying Portfolio Frequent Trading Policies. The underlying Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying Portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying Portfolios and the policies and procedures we have adopted for the Contract to discourage market timing and other programmed, large, frequent, or short-term transfers.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying Fund or principal underwriter that obligates us to provide the Fund, upon written request, with information about you and your trading activities in the Fund’s Portfolios. In addition, we are obligated to execute instructions from the Funds that may require us to restrict or prohibit your investment in a specific Portfolio if the Fund identifies you as violating the frequent trading policies that the Fund has established for that Portfolio.

If we receive a premium payment from you with instructions to allocate it into a Fund that has directed us to restrict or prohibit your trades into the Fund, then we will request new allocation instructions from you. If you request a transfer into a Fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order. Contract Owners and other persons with material rights under the Contract also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying Portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

8. Withdrawals During the Accumulation Period.

You may redeem some or all of the Contract Value, subject to any applicable Market Value Adjustment and minus any Withdrawal Charge. In a rising interest rate environment, the Market Value Adjustment could result in a substantial downward adjustment to your Contract Value.

Withdrawals will have tax consequences. (See “Federal Tax Considerations.”) A withdrawal of the entire Contract Value is called a surrender.

In any Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of the Contract Value.

See “Contract Charges and Expenses-Withdrawal Charge” for a discussion of the charges we deduct from partial withdrawals and surrenders.

If your Contract Value is allocated to more than one Subaccounts, you must specify the Subaccount(s) from which you want us to take the partial withdrawal. If you do not specify the Subaccount(s), we will redeem Accumulation Units on a pro rata basis from all Subaccount(s) in which you have an interest. Accumulation Units attributable to the earliest Contribution Years are redeemed first.

Partial withdrawals are subject to the following:

•	Partial withdrawals are not permitted from the Fixed Account in the first Contract Year.

•	The minimum withdrawal is $ 100 (before any Market Value Adjustment), or your entire interest in the variable option(s) from which withdrawal is requested.

•	You must leave at least $500 in each Subaccount from which the withdrawal is requested, unless the total value is withdrawn.

A request to withdraw shall be made in writing (in good order) to us at the Service Center and should be accompanied by the Contract if surrender is requested. You may request a surrender or partial withdrawal in writing by mailing your request (in good order) to our Service Center. All requests for surrender or partial withdrawal must be submitted in writing with a signature guarantee.

Withdrawal requests are processed only on days when the New York Stock Exchange is open. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values, as calculated after we receive the request. We will price any partial withdrawal or surrender request that we receive in good order at the Service Center before the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time) using the Accumulation Unit values next determined at the end of that regular trading session of the NYSE. We will price any partial withdrawal or surrender request that we receive in good order at the Service Center after the NYSE closes for regular trading (usually 4:00 p.m. Eastern Time), using the Accumulation Unit values next determined at the end of the next regular trading session of the NYSE. The Withdrawal Value attributable to the Subaccounts is paid within seven days after we receive the request. However, we may suspend withdrawals or delay payment:

•	during any period when the New York Stock Exchange is closed,

•	when trading in a Fund or Portfolio is restricted or the SEC determines that an emergency exists, or

•	as the SEC by order may permit.

If, pursuant to SEC rules, the Deutsche Money Market VIP (formerly DWS Money Market VIP) Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Deutsche Money Market VIP Subaccount (formerly DWS Money Market VIP Subaccount) until the Portfolio no longer suspends such payments.

For withdrawal requests from the MVA Option and the Fixed Account, we may defer any payment for up to six months, as permitted by state law. During the deferral period, we will continue to credit interest at the current Guaranteed Interest Rate for the same Guarantee Period.

Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, withdrawal or transfer, you consent to the sharing of confidential information about you, your Contract, and transactions under your Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers. (See “Federal Tax Considerations.”)

A participant in the Texas Optional Retirement Program (“ORP”) must obtain a certificate of termination from the participant’s employer before a Contract can be redeemed. The Attorney General of Texas has ruled that participants in the ORP may redeem their interest in a Contract issued pursuant to the ORP only upon termination of employment in Texas public institutions of higher education, or upon retirement, death or total disability. In those states adopting similar requirements for optional retirement programs, we will follow similar procedures.

Other types of Qualified Plan Contracts also may be subject to withdrawal restrictions under the Code or the terms of the Qualified Plan. You should consult your tax adviser and your plan sponsor regarding such restrictions. To the extent that you request a transaction with respect to your Qualified Plan Contract that requires us to share confidential information about you in order to comply with the rules under the Code or the plan governing your Qualified Contract, you consent to such information sharing by requesting the transaction.

9. Market Value Adjustment.

Any withdrawal, transfer or annuitization of Guarantee Period Values, unless effected within 30 days after a Guarantee Period ends, may be adjusted up or down by a Market Value Adjustment. We calculate and apply the Market Value Adjustment before we calculate and deduct the Withdrawal Charge.

The Market Value Adjustment reflects the relationship between (a) the currently established interest rate (“Current Interest Rate”) for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and (b) the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, the Market Value Adjustment reduces Guarantee Period Value and results in a lower payment. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the Market Value Adjustment increases Guarantee Period Value and results in a higher payment.

Please be aware that Market Value Adjustments are sensitive to changes in interest rates. If you withdraw money from a Guarantee Period before its term has expired, and during a period of rising interest rates, you likely will be assessed a negative Market Value Adjustment. In times of rising interest rates, the negative Market Value Adjustment could result in a substantial downward adjustment to your Contract Value. Before you take a withdrawal from a Guarantee Period, you should know its expiration date, and ask the Service Center to calculate whether a Market Value Adjustment will apply and how much it will be.

MVA Endorsement Adding the MVA Floor. Effective April 1, 2005 (the “Effective Date”), we amended your Contract or certificate by putting a “floor” on the Market Value Adjustment feature and increasing the Guaranteed Interest Rate to 3% on all Guarantee Period Values. For this to occur, we issued an endorsement to your Contract or certificate (the “MVA Endorsement”).

The MVA Endorsement enhanced the MVA formula for your Contract by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after the Effective Date of the MVA Endorsement. The “floor” ensures that, regardless of any changes in interest rates, if you withdraw or transfer money from a Guarantee Period before it expires and after the Start Date, then you will receive a return on your Guarantee Period Value as of the Start Date (before any deductions for Contract charges) that will not be less than the Contract’s new minimum Guaranteed Interest Rate of 3% per annum. The Start Date is the later of the Effective Date of the MVA Endorsement or the beginning of a new Guarantee Period.

In applying the MVA formula, each amount allocated to a different Guarantee Period or allocated at different times will be considered separately.

The specific terms of this change to your Contract are described in the MVA Endorsement.

As a result of the issuance of the MVA Endorsement, the interests under the Contract relating to the MVA Option are no longer securities registered under the Securities Act of 1933.

The Market Value Adjustment (MVA) uses this formula:

Where:

“I” is the Guaranteed Interest Rate being credited to the Guarantee Period Value (GPV) subject to the Market Value Adjustment,

“J” is the Current Interest Rate we declare, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the balance of the Guarantee Period for the Guarantee Period Value subject to the Market Value Adjustment, rounded to the next higher number of complete years, and

“t” is the number of days remaining in the Guarantee Period.

Any downward Market Value Adjustment is limited by the MVA “floor” described above.

For an illustration of the new “floor” on a downward Market Value Adjustment, as well as an upward Market Value Adjustment, see Appendix A.

10. Guaranteed Death Benefit.

We pay a death benefit to the Beneficiary if any of the following occurs during the Accumulation Period:

•	the Owner, or a joint owner, dies,

•	the Annuitant dies with no living contingent annuitant, or

•	the contingent annuitant dies after the Annuitant.

Each Beneficiary or contingent beneficiary will bear the investment risk (i.e., receive any gains or bear any losses) on investments held in the Subaccounts until the payment of the death benefit. The amount of the death benefit depends on the age of the deceased Owner or Annuitant when the death benefit becomes payable.

If the deceased Owner or Annuitant dies before age 91, we will pay the Beneficiary the greatest of the following less debt:

•	Contract Value,

•

Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the deceased’s age 80 or the date of death, plus Purchase Payments minus all withdrawals from age 80 to the date of death, or

•	the greatest anniversary value before death.

The greatest anniversary value equals:

•	the highest of the Contract Values on each contract anniversary prior to the deceased’s age 81, plus the dollar amount of any Purchase Payments made since that anniversary minus

•	withdrawals since that anniversary.

We pay Contract Value to the Beneficiary if an Owner or Annuitant dies after age 91. The Owner or Beneficiary (unless the Owner has already elected an Annuity Option), as appropriate, may elect to have all or a part of the death benefit proceeds paid to the Beneficiary under one of the Annuity Options described under “Annuity Options” below. The death benefit must be distributed within five years after the date of death unless an Annuity Option is elected or a surviving spouse elects to continue the Contract in accordance with the provisions described below.

Note: The right of a spouse to continue the Contract and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under the Federal Defense of Marriage Act, or any other applicable Federal law. Under current Federal law, a prospective or current Owner who has entered into or is contemplating a civil union or a same sex marriage should be aware that the rights of the spouse under the spousal continuation provisions of this Contract will not be available to such partner or same sex marriage spouse.

For Non-Qualified Plan Contracts or Individual Retirement Annuities, if the Beneficiary is the Owner’s surviving spouse (as defined under Federal law) (or the Annuitant’s surviving spouse if the Owner is not a natural person), the surviving spouse may elect to continue the Contract in lieu of taking a death benefit distribution.

The spouse will become the successor Owner of the Contract subject to the following:

•	The Contract Value will be increased to reflect the amount of the death benefit. The difference will be credited to the Deutsche Money Market VIP Subaccount (formally DWS Money Market Subaccount).

•	No Withdrawal Charges will apply on existing values in the Contract. However, Purchase Payments made after the original owner’s death are subject to Withdrawal Charges.

•

Upon the death of the surviving spouse, the death benefit will be calculated from the time that the election to continue the Contract is made. A subsequent spouse of the surviving spouse will not be able to continue the Contract.

The above option is subject to availability of this feature in your state.

As an alternative to the above election, the surviving spouse may elect to continue a Non-Qualified Plan Contract or an Individual Retirement Annuity without receiving the increase in Contract Value attributable to the death benefit. In this case, all rights, benefits and charges under the Contract will continue including any applicable Withdrawal Charges.

CONTRACT CHARGES AND EXPENSES

This section describes the charges and deductions that we make under the Contract to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Contract may result in a profit to us.

We deduct the following charges and expenses:

•	mortality and expense risk charge,

•	administration charge,

•	records maintenance charge,

•	Withdrawal Charge,

•	Guaranteed Retirement Income Benefit Rider Charge, if any,

•	transfer charge,

•	investment management fees and other expenses, and

•	applicable state premium taxes.

Subject to certain expense limitations, you indirectly bear investment management fees and other Fund expenses.

A. Charges Against The Separate Account.

1. Mortality and Expense Risk Charge.

We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.25% per annum. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur. If you annuitize the Contract on a variable basis, we will continue to assess a daily Mortality and Expense Risk Charge at an annual rate of 1.25% against the assets you hold in the Separate Account.

The mortality risk we assume arises from two contractual obligations. First, if you or the Annuitant die before age 91 and before the Annuity Date, we may, in some cases, pay more than Contract Value. (See “Guaranteed Death Benefit”, above.) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the Records Maintenance Charge or the administrative cost portion of the daily asset charge.

2. Administration Charge.

We assess each Subaccount a daily administration charge at a rate of 0.15% per annum. This charge reimburses us for expenses incurred for administering the Contracts. These expenses include Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administration charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular Contract. If you annuitize the Contract on a variable basis, we will continue to assess a daily Administration Charge at an annual rate of 0.15% against the assets you hold in the Separate Account.

3. Records Maintenance Charge.

We deduct an annual Records Maintenance Charge of $30 during the Accumulation Period. The charge is assessed:

•	at the end of each Contract Year,

•	on Contract surrender, and

•	upon annuitization.

However, we do not deduct the Records Maintenance Charge for Contracts with Contract Value of at least $50,000 on the assessment date. Except as described in the Exceptions section of this Prospectus (see “CONTRACT CHARGES AND EXPENSES—Charges Against The Separate Account—9. Exceptions”), there are no other waivers of or reductions in the Records Maintenance Charge.

This charge reimburses us for the expenses of establishing and maintaining Contract records. The Records Maintenance Charge reduces the net assets of each Subaccount, Guarantee Period and the Fixed Account. The Records Maintenance Charge is assessed equally among all Subaccounts in which you have an interest.

If your Contract Value is less than the $30 Records Maintenance Charge on the anniversary of your Contract’s date of issue when the Records Maintenance Charge is assessed, your Contract and any applicable riders (including, but not limited to, the GRIB rider) will terminate, without value and without further notice, on that date. If your Contract has the GRIB rider, permitting the Contract to terminate without value will result in the GRIB rider also terminating along with any accumulated benefits. You should consult your financial advisor and make sure that you fully understand the impact that permitting your Contract to terminate without value will have on your GRIB rider benefits.

If your Contract Value is less than $30 on the anniversary of your Contract’s date of issue when the Records Maintenance Charge is assessed, you can avoid having your Contract and any applicable riders terminate, without value and without further notice, by making additional Purchase Payments into your Contract before the Records Maintenance Charge is assessed. The minimum additional Purchase Payment is $500 ($50 or more for IRAs; $100 if you authorize us to draw on an account via check or electronic debit). See “THE CONTRACTS—General Information”. Your additional Purchase Payments are subject to all applicable charges, such as applicable state premium taxes.

4. Withdrawal Charge.

We deduct a Withdrawal Charge to cover Contract sales expenses, including commissions and other promotion and acquisition expenses.

Each Contract Year, you may withdraw or surrender the Contract, without Withdrawal Charge, up to the greater of:

•	the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, minus prior withdrawals that were previously assessed a Withdrawal Charge, or

•	10% of the Contract Value.

If you withdraw a larger amount, the excess Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge applies in the first seven Contribution Years following each Purchase Payment as follows:

Contribution Year	Withdrawal Charge
First	7%
Second	6%
Third	5%
Fourth	5%
Fifth	4%
Sixth	3%
Seventh	2%
Eighth and following	0%

Purchase Payments are deemed surrendered in the order in which they were received.

When a withdrawal is requested in good order, you receive a check in the amount requested. If a Withdrawal Charge applies, Contract Value is reduced by the Withdrawal Charge, plus the dollar amount sent to you.

Because Contribution Years are based on the date each Purchase Payment is made, you may be subject to a Withdrawal Charge, even though the Contract may have been issued many years earlier. (For additional details, see “Withdrawals During the Accumulation Period.”)

Subject to certain exceptions and state approvals, Withdrawal Charges are not assessed on withdrawals:

•	after you have been confined in a hospital or skilled health care facility for at least 30 days and you remain confined at the time of the request;

•	within 30 days following your discharge from a hospital or skilled health care facility after a confinement of at least 30 days; or

•	if you or the Annuitant become disabled after the Contract is issued and before age 65.

Restrictions and provisions related to the nursing care or hospitalization disability waivers are described in Contract endorsements.

The Withdrawal Charge compensates us for Contract distribution expenses, which include the payment of on-going trail commissions to selling firms (See “Distribution of Contracts”). Currently, we anticipate Withdrawal Charges will not fully cover distribution expenses. We may use our general assets to pay distribution expenses. Those assets may include proceeds from the mortality and expense risk charge.

The Withdrawal Charge also applies at annuitization to amounts attributable to Purchase Payments in their seventh Contribution Year or earlier. No Withdrawal Charge applies upon annuitization if you select Annuity Options 2, 3 or 4 or if payments under Annuity Option 1 are scheduled to continue for at least five years. See “The Annuity Period-Annuity Options” for a discussion of the Annuity Options available.

5. Optional Guaranteed Retirement Income Benefit (“GRIB”) Rider Charge.

If you have selected the GRIB rider and it is in force, we will deduct an annual charge of 0.25% of Contract Value for this rider. We deduct a prorata portion of the charge on the last business day of each calendar quarter. This quarterly charge is deducted from each Subaccount, each Guarantee Period and the Fixed Account in which you have value based on the proportion that the value you have in each account bears to your total Contract Value. If the GRIB rider is not exercised by the Annuitant’s age 91, the GRIB terminates without value on that date. Contract Owners must exercise the GRIB rider no later than the Contract anniversary before the Annuitant’s age 91. We do not charge for this rider after the Annuitant’s 91st birthday. We do not assess the GRIB Charge after you annuitize your Contract.

6. Transfer Charge.

We currently allow you to make unlimited transfers without charge. We reserve the right to assess a transfer fee of $25 for the thirteenth and each subsequent transfer during a Contract Year.

7. Investment Management Fees and Other Expenses.

Each Fund or Portfolio’s net asset value may reflect the deduction of investment management fees, Rule 12b-1 fees and general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. (See “Summary of Expenses.”) For 2014, total annual investment management fees and expenses for the Funds and Portfolios offered through the Contracts ranged from 0.33% to 1.10% of average daily Portfolio assets. Further detail is provided in the attached prospectuses for the Funds or Portfolios and the Portfolios’ or Funds’ statements of additional information.

Redemption Fees. A Fund or Portfolio may assess a redemption fee of up to 2% on Subaccount assets that are redeemed out of the Fund or Portfolio in connection with a withdrawal or transfer. Each Fund or Portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the Fund or Portfolio and is not retained by us. The redemption fee will be deducted from your Contract Value. For more information on each Fund or Portfolio’s redemption fee, see the Fund or Portfolio prospectus.

8. State and Local Government Premium Taxes.

Certain state and local governments impose a premium tax of up to 3.5% of Purchase Payments which, depending on the state, is paid by us at the time we receive a Purchase Payment from you or at the time you annuitize your Contract. If you live in a state where we pay premium tax at the time we receive a Purchase Payment from you (Maine, South Dakota, West Virginia, and Wyoming), we reserve the right to deduct the amount of the premium tax payable from your Contract Value at the time we receive your Purchase Payment. If you live in a state where we pay premium tax when you annuitize your Contract (California and Nevada), we will deduct the amount of the premium tax payable from your Contract Value (if you annuitize under the standard feature in your Contract) or from your GRIB base (if you annuitize under the GRIB rider). We will take this deduction at the time of annuitization of your Contract. In no event will this deduction for premium tax exceed the amount of your Contract Value at the time of annuitization. The charge we deduct for premium tax will never exceed the amount of premium tax we have paid to your state on your Purchase Payments. See “Appendix A-State and Local Government Premium Tax Chart” in the Statement of Additional Information.

9. Exceptions.

We may decrease the mortality and expense risk charge, the administration charge, and the Records Maintenance Charge without notice. However, we guarantee that they will not increase. We bear the risk that those charges will not cover our costs. On the other hand, should the charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.

We may also reduce or waive charges, including but not limited to, the Records Maintenance Charge, the Withdrawal Charge, and mortality and expense risk and administration charges, for certain sales that may result in cost savings, such as those where we incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. We may also reduce or waive charges and/or credit additional amounts on Contracts issued to:

•

employees and registered representatives (and their families) of broker-dealers (or their affiliated financial institutions) that have entered into selling group agreements with BFP Securities, LLC (“BFPS”), and

•

officers, directors and employees (and their families) of ZALICO, Deutsche Investments VIT Funds (formerly DWS Investments VIT Funds) and Deutsche Variable Series I and II (formerly DWS Variable Series I and II), their investment advisers and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.

Reductions in these charges will not unfairly discriminate against any Owner.

THE ANNUITY PERIOD

Contracts may be annuitized under one of several Annuity Options. Annuity payments begin on the Annuity Date and under the selected Annuity Option. The Annuity Date must be at least one year after the Date of Issue. Subject to state variation, the Annuity Date may not be deferred beyond the later of the Annuitant’s 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or ten years after the Date of Issue. However, annuitization will be delayed beyond the Annuity Date if we are making systematic withdrawals based on your life expectancy. In this case, annuitization begins when life expectancy withdrawals are stopped.

You may elect to receive annuity payments on a fixed or variable basis, or a combination. Keep in mind that, on the Annuity Date, any of your Contract Value being held in the Fixed Account or allocated to a Guarantee Period will be annuitized on a fixed basis. (The MVA Option is not available during the Annuity Period.) Any of your Contract Value being held in the Separate Account will be annuitized on a variable basis. If you annuitize on a variable basis, we will assess a daily mortality and expense risk charge and an administration charge at an annual rate of 1.40% against your assets invested in the Separate Account.

Special annuitization rules apply if you purchased the GRIB rider. (See “CONTRACTS ISSUED BEFORE NOVEMBER 12, 2001” below.)

A. Annuity Payments.

Annuity payments are based on:

•	the annuity table specified in the Contract,

•	the selected Annuity Option, and

•	the investment performance of the selected Subaccount(s) (if variable annuitization is elected).

Under variable annuitization, the Annuitant receives the value of a fixed number of Annuity Units each month. An Annuity Unit’s value reflects the investment performance of the Subaccount(s) selected. The amount of each annuity payment varies accordingly. If you annuitize under Option 1 for a period of less than 5 years, your annuity payments will be subject to a Withdrawal Charge. (For additional details, see “Withdrawal Charge.”)

B. Annuity Options.

You may elect one of the Contract’s Annuity Options. You may decide at any time (subject to the provisions of your retirement plan, if applicable, and state variations) to begin annuity payments before the Annuitant’s 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) or within ten years after the Date of Issue, whichever is later. You may change the Annuity Option before the Annuity Date. If you do not elect an Annuity Option, we will make monthly annuity payments in accordance with Option 3 below with a ten year period certain. Generally, annuity payments are made in monthly installments. However, you must select a payment frequency that results in an annuity payment of at least $50. If the amount falls below $50, we have the right to change the payment frequency to bring the annuity payment up to at least $50.

The amount of periodic annuity payments may depend upon:

•	the Annuity Option selected;

•	the age and sex of the Annuitant; and

•	the investment experience of the selected Subaccount(s).

For example:

•	If Option 1, income for a specified period, is selected, shorter periods result in fewer payments with higher values.

•	If Option 2, life income, is selected, it is likely that each payment will be smaller than would result if income for a short period were specified.

•	If Option 3, life income with installments guaranteed, is selected, each payment will probably be smaller than would result if the life income option were selected.

•	If Option 4, the joint and survivor annuity, is selected, each payment is smaller than those measured by an individual life income option.

The age of the Annuitant also influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. The sex of the Annuitant influences the amount of periodic payments because females generally live longer than males, resulting in smaller payments. Finally, if you participate in a Subaccount with higher investment performance, it is likely you will receive a higher periodic payment, and conversely, you will likely receive a lower periodic payment if you participate in Subaccounts with lower investment performance.

If you die before the Annuity Date, available Annuity Options are limited. Unless you have imposed restrictions, the Annuity Options available are:

•	Option 2, or

•	Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than five years from your death).

If the Beneficiary is not an individual, the entire interest must be distributed within five years of your death. The death benefit distribution must begin no later than one year from your death, unless a later date is prescribed by federal regulation.

For Qualified Plan Contracts, the period certain elected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

Option 1—Income for Specified Period.

Option 1 provides an annuity payable monthly for a selected number of years ranging from five to thirty. Upon the Annuitant’s death, if the Beneficiary is an individual, we automatically continue payments to the Beneficiary for the remainder of the period specified. If the Beneficiary is not an individual (e.g., an estate or trust), we pay the discounted value of the remaining payments in the specified period. Although there is no life contingency risk associated with Option 1, we continue to deduct the mortality and expense risk and administration charge.

If you elect variable annuitization under Option 1, the Annuitant may elect to cancel all or part of the variable annuity payments remaining due. We will then pay the discounted value of the remaining payments calculated as of the date we receive your request in good order at the Service Center.

Option 2—Life Income.

Option 2 provides for an annuity payable monthly over the lifetime of the Annuitant. If Option 2 is elected, annuity payments terminate automatically and immediately on the Annuitant’s death without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

Option 3—Life Income with Installments Guaranteed.

Option 3 provides an annuity payable monthly during the Annuitant’s lifetime. However, Option 3 also provides for the automatic continuation of payments for the remainder of the specified period if the Beneficiary is an individual and payments have been made for less than the specified period. The period specified may be five, ten, fifteen or twenty years. If the Beneficiary is not an individual, we pay the discounted value of the remaining payments in the specified period.

Option 4—Joint and Survivor Annuity.

Option 4 provides an annuity payable monthly while either Annuitant is living. Upon either Annuitant’s death, the monthly income payable continues over the life of the surviving Annuitant at a percentage specified when Option 4 is elected. Annuity payments terminate automatically and immediately upon the surviving Annuitant’s death without regard to the number or total amount of payments received.

C. Transfers During the Annuity Period.

During the Annuity Period, the Annuitant may, by sending a written request (in good order) to the Service Center, transfer Subaccount Value from one Subaccount to another Subaccount or to the Fixed Account, subject to the following limitations:

•	Transfers to a Subaccount are prohibited during the first year of the Annuity Period; subsequent transfers are limited to one per year.

•	All interest in a Subaccount must be transferred.

•	If we receive notice of transfer to a Subaccount more than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the date we receive the notice.

•	If we receive notice of transfer to a Subaccount less than seven days before an annuity payment date, the transfer is effective during the Valuation Period after the annuity payment date.

•	Transfers to the Fixed Account are available only on an anniversary of the first Annuity Date. We must receive notice at least 30 days prior to the anniversary.

•	Transfers are not allowed from the Fixed Account to the Subaccounts.

A Subaccount’s Annuity Unit value is determined at the end of the Valuation Period preceding the effective date of the transfer. We may suspend, change or terminate the transfer privilege at any time.

A payee may not have more than three Subaccounts after any transfer.

You may request transfers in writing by mailing your request (in good order) to our Service Center, or by faxing your request (in good order) to our Service Center at 1-866-609-3962.

D. Annuity Unit Value Under Variable Annuity.

Annuity Unit value is determined independently for each Subaccount.

Annuity Unit value for any Valuation Period is:

•	Annuity Unit value for the preceding Valuation Period, times

•	the net investment factor for the current Valuation Period, times

•	an interest factor which offsets the 2.5% per annum rate of investment earnings assumed by the Contract’s annuity tables.

The net investment factor for a Subaccount for any Valuation Period is:

•	the Subaccount’s Annuity Unit value at the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved; divided by

•	the Subaccount’s Annuity Unit value at the end of the preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

E. First Periodic Payment Under Variable Annuity.

When annuity payments begin, the value of your Contract interest is:

•	Accumulation Unit values at the end of the Valuation Period falling on the 20th or 7th day of the month before the first annuity payment is due, times

•	the number of Accumulation Units credited at the end of the Valuation Period, minus

•	any applicable premium taxes and Withdrawal Charges.

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value (or GRIB base, if applicable), after the deduction of any Withdrawal Charges and any premium taxes from Contract Value (or the GRIB base, if applicable).

A 2.5% per annum rate of investment earnings is assumed by the Contract’s annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease.

F. Subsequent Periodic Payments Under Variable Annuity.

Subsequent annuity payments are determined by multiplying the number of Annuity Units by the Annuity Unit value at the Valuation Period before each annuity payment is due. The first annuity payment is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. This number does not change.

G. Fixed Annuity Payments.

Each Fixed Annuity payment is determined from tables we prepare. These tables show the monthly payment for each $1,000 of Contract Value allocated to a Fixed Annuity. Payment is based on the Contract Value at the date before the annuity payment is due. Fixed Annuity payments do not change regardless of investment, mortality or expense experience.

H. Death Benefit Proceeds.

If the Annuitant dies after the Annuity Date while the Contract is in force, the death benefit proceeds, if any, depend upon the form of annuity payment in effect at the time of death. (See “Annuity Options.”)

I. GRIB Rider.

If you purchased a GRIB rider with your Contract, additional annuitization rights apply. (See “CONTRACTS ISSUED BEFORE NOVEMBER 12, 2001” below.)

FEDERAL TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other income tax or other tax laws, any state and local estate or inheritance tax, or other tax consequences or ownership or receipt of distribution under a Contract.

We believe that our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of deferring tax on investment income.

If you invest in an annuity as part of an IRA, Roth IRA, SIMPLE IRA or SEP IRA program, or in connection with a qualified employer-sponsored pension or profit sharing plan or eligible deferred compensation plan, your Contract is called a Qualified Plan Contract. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Plan Contract.

We believe that if you are a natural person you will not be taxed on increases in the Contract Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract’s accumulation value generally will be treated as a distribution.) When annuity payments begin on a Non-Qualified Plan Contract, you will be taxed only on the investment gains you have earned and not on the payments you made to purchase the Contract. Generally, withdrawals from your annuity should only be made once the taxpayer reaches age 59 1/2, dies or is disabled, otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amounts.

A. Taxation of Non-Qualified Plan Contracts

Non-Natural Person. If a non-natural person (such as a corporation or a trust) owns a nonqualified annuity contract, the owner generally must include in income any increase in the excess of the accumulation value over the investment in the contract (generally, the Purchase Payments or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Plan Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the owner’s investment in the Contract (generally, the Purchase Payments or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Plan Contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the contract.

If the Contract includes the GRIB rider and it is in force, and the Guaranteed Retirement Income base is greater than the Contract Value, it is possible that the IRS could take the view that the “income on the contract” is a greater amount than would otherwise be the case. This could result in a larger amount being included in gross income in connection with a partial withdrawal, assignment, pledge, or other transfer.

There is also some uncertainty regarding the treatment of the MVA for purposes of determining the income on the Contract. Resolution of the uncertainty could result in the income on the Contract being a greater (or lesser) amount.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of an owner;

•	attributable to the taxpayer’s becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Plan Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the annuity option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

With respect to a Contract issued with the GRIB rider, the annuitant may elect to receive a lump sum payment after the Annuity Date. In the case of a Non-Qualified Plan Contract, the Company will treat a portion of such a lump sum payment as includible in income, and will determine the taxable portion of subsequent periodic payments by applying an exclusion ratio to the periodic payments. However, the Federal income tax treatment of such a lump sum payment, and of the periodic payments made thereafter, is uncertain. It is possible the Internal Revenue Service (“IRS”) could take a position that greater amounts are includible in income than the Company currently believes is the case. Prior to electing a lump sum payment after the Annuity Date, you should consult a tax adviser about the tax implications of making such an election.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. Currently, we do not allow partial annuitizations under your Contract.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under an annuity option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant or payee other than an owner, the selection of certain annuity start dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, designation or exchange, should consult a tax adviser as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable withdrawal occurs.

Rider Charges. It is possible that the IRS may take a position that rider charges are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax adviser prior to selecting any rider or endorsement under the Contract.

Health Care and Education Reconciliation Act of 2010. The Health Care and Education Reconciliation Act of 2010 imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income” or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income” is defined for this purpose as including the excess (if any) of gross income from annuities over allowable deductions, as such terms are defined in the Code. The net investment income does not include any distribution from an IRA or certain other retirement plans or arrangements. Please consult a tax adviser for more information.

B. Taxation of Qualified Plan Contracts

The tax rules that apply to Qualified Plan Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Plan Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Plan Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law. Qualified Plan Contracts are subject to minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

1. Qualified Plan Types

Individual Retirement Annuities (IRAs). IRAs, as defined in Code Section 408, permit individuals to make annual contributions of up to the lesser of $5,500 for 2013 ($6,500 if age 50 or older by the end of 2013) or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income and whether the individual participates in certain qualified plans. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. IRAs are subject to both the lifetime and death required minimum distribution rules in Code Section 401(a)(9). The Contract has been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the IRS. Such approval by the IRS is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

SIMPLE IRAs. Simple IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a limit specified in the Code (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs. Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA up to a limit specified in the Code or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax based on the fair market value of the IRA. In some cases, the fair market value of a Qualified Plan Contract purchased as an IRA may exceed the Contract Value, such as where the Qualified Plan Contract has an enhanced death benefit or was issued with the GRIB rider. In such cases, a conversion of the IRA to a Roth IRA may result in higher taxes than a surrender of the Contract. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same.

SEP IRAs. SEP IRAs, as described in Code section 408(k), permit employers to make contributions to IRAs on behalf of their employees. SEP IRAs generally are subject to the same tax rules and limitations regarding distributions as IRAs, and they are subject to additional requirements regarding plan participation and limits on contributions.

Corporate and Self-Employed (“H.R. 10” and “Keogh”) Pension and Profit-Sharing Plans. The Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh”, permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. The Code also restricts when amounts can be distributed from Qualified Plan Contracts that are issued in connection with such retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all requirements applicable to such benefits prior to transferring the Contract. Other rules and limitations also may apply to such Qualified Plan Contracts under the Code and the retirement plans governing the Contracts. In addition, a 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. Employers intending to use the Contract in connection with such plans should seek competent advice.

Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from taxable gross income. Purchase payments may be subject to FICA (social security) tax. These annuity contracts are commonly referred to as “tax-sheltered annuities”. If you purchase a Contract for such purposes, you should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the Contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless you also purchase a life insurance contract as part of your tax-sheltered annuity plan.

Generally, a 10% penalty tax applies to distributions made before age 59 1/2, unless certain exceptions apply. In addition, tax-sheltered annuity contracts must contain restrictions on withdrawals of:

•	contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

•	earnings on those contributions, and

•	earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Code Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Code Section 403(b)(7) custodial account, as permitted by law.) Additional restrictions may be imposed by the plan sponsor. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, withdrawals or transfers you request from an existing 403(b) contract comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes unless it meets certain conditions set forth in the Code. In addition, in some cases involving rollovers to such Contracts, distributions from the Contracts may be subject to a 10% penalty tax unless an exception applies. Under a non-govemmental plan, all investments are owned by and are subject to, the claims of the general creditors of the sponsoring employer. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. Withdrawals

In the case of a withdrawal under a Qualified Plan Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a Qualified Plan Contract can be zero.

3. Direct Rollovers

If the Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Code Section 457(b), any “eligible rollover distribution” from the Contract will be subject to mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

•	Hardship distributions,

•	minimum distributions required under Section 401(a)(9) of the Code, and

•	certain distributions for life, life expectancy, or for ten years or more which are part of a “series of substantially equal periodic payments.”

Under these requirements, Federal income tax equal to 20% of the taxable eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, (i) you (or your spouse or former spouse as a beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax qualified plan, IRA, Roth IRA or tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) your non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

As indicated above, any distribution that is a minimum distribution required under Code section 401(a)(9) is not an eligible rollover distribution. There is some uncertainty regarding how the minimum distribution requirements apply to a Qualified Plan Contract issued with a GRIB rider. As a result, you should consult your tax adviser regarding the interaction between the minimum distribution requirements and the eligible rollover distribution requirements in the context of a Qualified Contract issued with a GRIB rider, including in connection with any lump sum payment after annuity income payments have commenced under the GRIB rider.

C. Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

Diversification Requirements. The Code requires that the investments of each investment division of the variable account underlying the Non-Qualified Plan Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

Owner Control. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying portfolio assets of the variable account.

Required Distributions from Non-Qualified Plan Contracts. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Plan Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the Contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Plan Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Required Distributions from Qualified Plan Contracts. Qualified Plan Contracts are subject to special rules governing the time at which distributions must begin and the amount that must be distributed each year. In the case of IRAs, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. For other types of Qualified Plan Contracts, minimum distributions generally must commence by April 1 following the later of (1) the calendar year the owner attains age 70 1/2, and (2) the calendar year in which the owner retires. In general, periodic distributions in the form of annuity payments will satisfy the minimum distribution rules only if they meet certain requirements in the regulations under Code section 401(a)(9), including that the annuity payments be nonincreasing and made at least annually over a period permitted in the regulations. Annuity payments generally must meet these requirements even if they commence earlier than otherwise required under the Code.

If you purchased a Qualified Plan Contract with a GRIB rider, you should consult a tax adviser about the implications under the minimum distribution requirements of Code section 401(a)(9). For example, prior to the date a Qualified Plan Contract is “annuitized,” the amount of each annual required minimum distribution is determined by dividing the entire interest in the Contract by the applicable distribution period determined under IRS regulations. For this purpose, the entire interest in the Qualified Plan Contract includes the amount credited under the Contract (i.e., the Contract Value), plus the “actuarial present value” of any additional benefits provided under the Contract (such as certain enhanced death benefits or GRIB values). As a result, your required minimum distribution could be significantly larger than it would be absent such additional benefits, and could even exceed your Contract Value. Only the Contract Value is available for withdrawal from a Qualified Plan Contract that has not been annuitized. If the Contract Value is insufficient to support a required minimum distribution from a Qualified Plan Contract, it is possible that the minimum distribution requirements will not be met.

In addition, if you annuitize a Qualified Plan Contract by exercising the GRIB rider, and later elect to receive a lump sum payment in lieu of some or all of the future guaranteed installments, it is possible that the remaining annuity installments will not satisfy the minimum distribution requirements. You should consult a tax adviser about the implications under the minimum distribution requirements of taking a lump sum payment under the GRIB rider. (See “C. Commutable Annuitization Option” below.)

If the Qualified Plan Contract is an IRA, there may be circumstances in which you can satisfy the minimum distribution requirements for the Qualified Plan Contract by taking a distribution from other

IRAs that you own. You should consult your tax adviser regarding the availability of this rule in your particular circumstances. If the Qualified Plan Contract is a Roth IRA, it is not subject to the lifetime required minimum distribution rules but is subject to the death required minimum distribution rules.

A failure to satisfy the minimum distribution requirements with respect to a Qualified Plan Contract may result in a 50% excise tax and could cause the Qualified Plan to violate the Code provisions governing its “qualified” status. In light of these potential tax consequences and the uncertainty as to how the minimum distribution requirements apply to a Qualified Plan Contract in certain circumstances, you should consult a tax adviser to ensure that those requirements are satisfied with respect to your Qualified Plan Contract.

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the annuitant notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

OTHER TAX ISSUES

A. Our Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the subaccounts of the variable account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the subaccounts of the variable account or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

B. Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. You should consult an estate planning adviser for more information.

C. Generation-Skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

D. The American Taxpayer Relief Act of 2012 (“ATRA”).

ATRA permanently establishes the federal estate tax, gift tax and generation-skipping transfer tax exemptions at $5,000,000, indexed for inflation. ATRA also permanently establishes the maximum federal estate tax, gift tax and generation-skipping transfer tax rate at 40%. ATRA allows a deceased spouse’s estate to transfer any unused portion of the deceased spouse’s exemption amount to a surviving spouse. ATRA also unified the estate tax, gift tax and generation skipping transfer tax exemptions and provided for indexing of these exemptions for inflation beginning in 2012.

E. Federal Defense of Marriage Act

The U.S. Department of the Treasury and the Internal Revenue Service, following the U.S. Supreme Court’s decision in United States v. Windsor, jointly announced the issuance of Revenue Ruling 2013-17, providing guidance on the federal taxation of same-sex couples. Windsor invalidated the limitation of marriage to opposite-sex couples in the federal Defense of Marriage Act (“DOMA”). Rev. Rul. 2013-17 holds that for all federal tax purposes, including income, gift and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple resides would recognize the marriage.

DOMA still affects the federal tax status of same-sex civil unions and domestic partnerships. For Federal tax purposes, the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. Thus, domestic partners and individuals in civil unions are not treated as “Spouses” under this Contract. You are strongly encouraged to consult with a qualified financial advisor and/or tax advisor for additional information on your state’s law regarding civil unions and same-sex marriages.

F. Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States Life Insurance Company is U.S.-source income that is generally subject to United States Federal income tax.

G. Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

H. Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions to the extent permitted under federal tax law.

I. Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

SENDING FORMS AND WRITTEN REQUESTS IN GOOD ORDER

We cannot process your instructions to effect a transaction relating to the Contract until we have received your instructions in good order at our Service Center or at our website, as appropriate. “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or by telephone or electronically, as appropriate), along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) that we require in order to effect the transaction. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

We will not accept requests for Contract distributions that are either over the telephone (including faxes) or without a signature guarantee. All requests for Contract distributions must be submitted in writing with a signature guarantee.

SIGNATURE GUARANTEES

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim’s account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person’s money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we require a Medallion signature guarantee for all Contract disbursements, including disbursements to another carrier in connection with the exchange of one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. This includes many:

•	national and state banks;

•	savings banks and savings and loan associations;

•	securities brokers and dealers; and

•	credit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

DISTRIBUTION OF CONTRACTS

Distribution and Principal Underwriting Agreement. BFP Securities, LLC (“BFPS”) currently serves as principal underwriter for the Contracts. Zurich Benefit Finance LLC and Bancorp Services, L.L.C. each own a 50% interest in Benefit Finance Partners, LLC. Benefit Finance Partners owns 100% of BFPS. Zurich Benefit Finance and ZALICO have the same ultimate corporate parent. BFPS is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Contracts are no longer offered for sale to the public.

Special Compensation Paid to the Principal Underwriter. We pay compensation to BFPS in the amount of $3,500.00 per month to compensate it for serving as principal underwriter for the Contracts.

Compensation to Broker-Dealers Selling the Contracts. The Contracts were offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws. The selling firms originally entered into written selling agreements with BFPS. We pay commissions directly to certain selling firms for their past sales of the Contracts.

The selling firms that have selling agreements with BFPS are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission paid to selling firms is 6.75% of additional Purchase Payments, plus a trail commission option of up to 1.00% of additional Purchase Payments paid quarterly on Purchase Payments that have been held in the Contract for at least twelve months.

With respect to Contracts issued on or after April 20, 2000 with the GRIB rider, annuitization compensation of 2% of Contract Value is paid on Contracts that are seven years old or older and that are annuitized for a period of five or more years. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase and annuitization of a Contract.

Additional Compensation Paid to Selected Selling Firms. We have paid and may pay certain selling firms additional cash amounts for “preferred product” treatment of the Contracts in their marketing programs based on past sales of the Contracts and other criteria in order to receive enhanced marketing services and increased access to their sales representatives. In addition to access to their distribution network, such selling firms have received separate compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provided to us. These special compensation arrangements were not offered to all selling firms and the terms of such arrangements differed between selling firms.

We had entered into such “preferred product” arrangements with the following selling firms: AG Edwards; CSN Insurance Agency; Compass Bancshares Insurance Agency, FL; Compass Brokerage Inc.; PFIC; ABN AMRO; WM Financial Services, Inc.; Michigan National Bank; and Standard Investment Services.

The amounts paid during 2014 to such selling firms under such arrangements ranged from 25 to 75 basis points of Contract Value, equivalent to from $25.00 to $75.00 on a $10,000 investment.

During the last fiscal year, we paid the following selling firms the amounts shown below in addition to sales commissions.

Name of Firm and Principal Business Address	Aggregate Amount Paid During Last Fiscal Year
Chase Ins. Agency Inc.	$165.00
111 E Wisconsin Ave #1510
Milwaukee, WI 53202
Compass Brokerage Inc.	$55.16
15 South 20th Street
Birmingham, AL 35233
Merrill Lynch Life Agency Inc.	$87.50
Attn: Sonya Russell 3rd Fl Comm
4804 Deer Lake Drive East
Jacksonville, FL 32246

No specific charge is assessed directly to Contract Owners or the Separate Account to cover commissions and other incentives or payments we pay in connection with the distribution of the Contracts. However, we intend to recoup commissions and other sales expenses and incentives we pay through the fees and charges we deduct under the Contract and through other corporate revenue.

You should be aware that any selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. As such, they may be inclined to favor or disfavor one product over another due to differing rates of compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Contracts.

VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote.

A Fund is not required to hold annual shareholders’ meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund or Portfolio based upon the Owner’s proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the Annuitant entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants’ voting rights decrease as Annuity Units decrease.

REPORTS TO CONTRACT OWNERS AND INQUIRIES

After each Contract anniversary, we send you a statement showing amounts credited to each Subaccount, to the Fixed Account option and to the Guarantee Period Value. In addition, if you transfer amounts among the variable options or make additional payments, you receive written confirmation of these transactions. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Funds or Portfolios that correspond to the Subaccounts in which you invest and a list of the securities held by that Fund or Portfolio.

You may direct inquiries to the selling agent or may contact the Service Center.

DOLLAR COST AVERAGING

Under our Dollar Cost Averaging program, a predesignated portion of Subaccount Value is automatically transferred monthly, quarterly, semiannually or annually for a specified duration to other Subaccounts, Guarantee Periods and the Fixed Account. The DCA theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase of the selected Subaccounts. There is no guarantee that DCA will produce that result. There is currently no charge for this service. The Dollar Cost Averaging program is available only during the Accumulation Period. You may also elect transfers from the Fixed Account on a monthly or quarterly basis for a minimum duration of one year. You may enroll any time by completing our Dollar Cost Averaging form. Transfers are made based on the date you specify. We must receive the enrollment form in good order at least five business days before the transfer date.

The minimum transfer amount is $100 per Subaccount, Guarantee Period or Fixed Account. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

Dollar Cost Averaging ends if:

•	the number of designated monthly transfers has been completed,

•	Contract Value in the transferring account is insufficient to complete the next transfer (the remaining amount is transferred),

•	we receive the Owner’s written termination at least five business days before the next transfer date, or

•	the Contract is surrendered or annuitized.

If the Fixed Account balance is at least $10,000, you may elect automatic calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts or Guarantee Periods. You may enroll in this program any time by completing our Dollar Cost Averaging form. Transfers are made within five business days of the end of the calendar quarter. We must receive the enrollment form at least ten days before the end of the calendar quarter.

Dollar Cost Averaging is not available during the Annuity Period.

SYSTEMATIC WITHDRAWAL PLAN

We offer a Systematic Withdrawal Plan (“SWP”) allowing you to pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw selected amounts, or amounts based on your life expectancy, from the Fixed Account, or from any of the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. The SWP is available when you submit a written request (in good order) to the Service Center for a minimum $100 periodic payment. A Market Value Adjustment applies to any withdrawals under the SWP from a Guarantee Period, unless effected within 30 days after the Guarantee Period ends. SWP withdrawals from the Fixed Account are not available in the first Contract Year and are limited to the amount not subject to Withdrawal Charges. If the amounts distributed under the SWP from the Subaccounts or Guarantee Periods exceed the free withdrawal amount, the Withdrawal Charge is applied on any amounts exceeding the free withdrawal amount. Withdrawals taken under the SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give 30 days’ notice if we amend the SWP. The SWP may be terminated at any time by you or us.

EXPERTS

The statutory financial statements and schedules of Zurich American Life Insurance Company as of December 31, 2014 and 2013 and for each of the three years ended December 31, 2014 (prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations-Division of Insurance) and the U.S. GAAP statement of assets, liabilities, and contract owners’ equity of ZALICO Variable Annuity Separate Account as of December 31, 2014 and the related statement of operations for the year then ended and the statement of changes in contract owners’ equity for each of the two years in the period then ended included in the Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, NY 10017

LEGAL PROCEEDINGS

From time to time, ZALICO is a party to certain legal and other proceedings incidental to our insurance business. Our management believes that the resolution of these various matters will not result in any material adverse effect on the Separate Account, on our consolidated financial position, or on our ability to meet our obligations under the Contracts. As of the date of this Prospectus, it also appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on BFPS ability to perform its obligations under its principal underwriting agreement.

FINANCIAL STATEMENTS

The financial statements of ZALICO and the Separate Account are set forth in the Statement of Additional Information. The financial statements of ZALICO should be considered primarily as bearing on our ability to meet our obligations under the Contracts. The Contracts are not entitled to participate in our earnings, dividends or surplus.

CONTRACTS ISSUED BEFORE NOVEMBER 12, 2001

A. Guaranteed Retirement Income Benefit: General

The Guaranteed Retirement Income Benefit (“GRIB”) rider was an optional Contract benefit available under Contracts issued before November 12, 2001. GRIB is not offered on Contracts issued on or after November 12, 2001. We reserve the right to begin offering GRIB at any time.

GRIB provides a minimum fixed annuity guaranteed lifetime income to the Annuitant as described below. Requests to exercise the GRIB must be received by us in good order. GRIB may be exercised only within 30 days after the seventh Contract anniversary and within 30 days before and 30 days after later Contract anniversaries. We will not accept requests to exercise the GRIB option outside of these 30-day and 60-day windows. In addition, GRIB must be exercised between the Annuitant’s 60th and 91st birthdays. However, if the Annuitant is age 44 or younger on the Date of Issue, GRIB may be exercised after the Contract’s 15th Anniversary, even though the Annuitant is not yet 60 years old. GRIB may not be appropriate for Annuitants age 80 and older. State premium taxes may be assessed when you exercise GRIB.

If you elected GRIB, the charge is 0.25% of Contract Value. We deduct a pro rata portion of the charge from each Subaccount, each Guarantee Period and the Fixed Account in which you have value on the last business day of each calendar quarter. If the GRIB rider is not exercised by the Annuitant’s age 91, the GRIB terminates without value on that date. Contract Owners must exercise the GRIB rider no later than the Contract anniversary before the Annuitant’s age 91. We no longer charge for GRIB after the Annuitant’s 91st birthday. We do not assess the GRIB charge after you annuitize. The GRIB charge is in addition to the Contract fees and expenses appearing in the “Summary of Expenses”. You may cancel the GRIB rider at any time by written notice to us. Once discontinued, GRIB may not be elected again. Since any guaranteed benefits under GRIB will be lost, you should carefully consider your decision to cancel GRIB.

GRIB only applies to the determination of income payments upon annuitization in the circumstances described in this section of the Prospectus. It is not a guarantee of Contract Value or performance. This benefit does not enhance the amounts paid in partial withdrawals, surrenders, or death benefits. If you surrender your Contract, you will not receive any benefit under this optional benefit.

B. Annuity Payments with GRIB

Annuity payments are based on the greater of:

•	the income provided by applying the GRIB base to the guaranteed annuity factors, and

•	the income provided by applying the Contract Value to the current annuity factors.

The GRIB base is the greatest of:

•	Contract Value,

•

Purchase Payments minus previous withdrawals, accumulated at 5.00% interest per year to the earlier of the Annuitant’s age 80 or the GRIB exercise date plus Purchase Payments minus all withdrawals from age 80 to the GRIB exercise date (the “Purchase Payment Roll-Up Value”), and

•	the greatest anniversary value before the exercise date.

The greatest anniversary value equals:

•	the highest of the Contract Values on each Contract anniversary prior to the Annuitant’s age 81, plus

•	the dollar amount of any Purchase Payments made since that anniversary, minus

•	withdrawals since that anniversary.

We determine your greatest anniversary value solely to calculate your GRIB base. Your greatest anniversary value is not a cash value or surrender value; it is not available for withdrawal; it is not a minimum return for any Subaccount; and it is not a guarantee of any Contract Value. Your greatest anniversary value is a hypothetical value that you may never realize unless and until: (a) you annuitize your Contract, (b) you exercise the GRIB, and (c) the greatest anniversary value on the Exercise Date is greater than either the Contract Value or the Purchase Payment Roll-Up Value on the Exercise Date. When you exercise the GRIB, we will calculate the GRIB base, in part, by using your greatest anniversary value as calculated on your Exercise Date. Calculation of the greatest anniversary value on any date other than the Exercise Date is subject to recalculation and you are not entitled to any interim value of the greatest anniversary value.

Applying additional Purchase Payments to your Contract may increase your interim greatest anniversary value, which in turn may appear to increase your GRIB base. However, in some instances when you apply additional Purchase Payments to your Contract, your hypothetical greatest anniversary value, as calculated on the Contract anniversary date immediately subsequent to the Purchase Payments, may be less than the interim greatest anniversary value and your GRIB base calculation may appear to be negatively impacted.

The guaranteed annuity factors are based on the 1983a table projected using projection scale G, with interest at 2.5% (the “Annuity 2000” table). However, if GRIB is exercised on or after the 10th Contract anniversary, interest at 3.5% is assumed. Contracts issued in the state of Montana or in connection with certain employer-sponsored employee benefit plans are required to use unisex annuity factors. In such cases, the guaranteed annuity factors will be based on unisex rates.

Because GRIB is based on conservative actuarial factors, the income guaranteed may often be less than the income provided under the regular provisions of the Contract. If the regular annuitization provisions would provide a greater benefit than GRIB, the greater amount will be paid.

GRIB is paid for the life of a single Annuitant or the lifetimes of two Annuitants. If paid for the life of a single Annuitant, GRIB is paid in the amount determined above. If paid for the lifetimes of two Annuitants, GRIB is paid in the amount determined above, but the age of the older Annuitant is used to determine the GRIB base.

If you elect GRIB payable for the life of a single Annuitant, you may elect a period certain of 5, 10, 15, or 20 years. If the Annuitant dies before GRIB has been paid for the period elected, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.5% interest rate and paid in a lump sum.

If you elect GRIB payable for the lifetimes of two Annuitants, the period certain is 5, 10, 15, 20, or 25 years. The full GRIB is payable as long as at least one of the two Annuitants is alive, but for no less than 25 years. If both Annuitants die before GRIB has been paid for the period elected, the remaining GRIB payments are paid as they fall due to the Beneficiary, if the Beneficiary is a natural person. If the Beneficiary is not a natural person, the remaining payments may be commuted at a minimum 2.5% interest rate and paid in a lump sum.

For Qualified Plan Contracts, the period certain elected cannot be longer than the Owner’s life expectancy, in order to satisfy minimum required distribution rules.

GRIB payments are also available on a quarterly, semi-annual or annual basis. We may make other annuity options available.

We may deduct premium taxes at the time of annuitization from Contract Value (or from the GRIB base, if applicable).

C. Commutable Annuitization Option

If you purchased your Contract on or after August 24, 1999, and you exercise the GRIB option to receive guaranteed benefits, you may elect to have payments made under a commutable annuitization option. Under the commutable annuitization option, partial lump sum payments are permitted, subject to the following general requirements:

•	At the time you exercise the GRIB option, you must elect the commutable annuitization option in order to be eligible for the lump sum payments.

•

Lump sum payments are available only during the period certain applicable under the payout option you elected. For example, lump sum payments can be elected only during the 5, 10, 15, or 20 year certain period that applies to the payout.

•	Lump sum payments are available once in each calendar year and may not be elected until one year after annuitization has started. We reserve the right to make exceptions.

If you select a commutation option in connection with your GRIB rider, you may be subject to additional tax risks. You should consult a tax adviser before selecting any commutation options in connection with your GRIB rider. (See “Required Distributions from Qualified Plan Contracts” above.)

1. Original Commutation Option.

The commutable annuitization option originally allowed the Annuitant to elect a lump sum payment in lieu of receiving some or all of the guaranteed installment payments remaining in the period certain under the Contract. There is some uncertainty regarding how the required minimum distribution rules of Code section 401(a)(9) apply to a Qualified Plan Contract after such a commutation is elected. As a result, you should consult a tax adviser before doing so. The original commutation option is summarized as follows:

•

The Annuitant may elect to receive a partial lump sum payment of the present value of the remaining payments in the period certain, subject to the restrictions described below. If a partial lump sum payment is elected, the remaining payments in the period certain will be reduced based on the ratio of the amount of the partial withdrawal to the amount of the present value of the remaining installments in the period certain prior to the withdrawal. If the Annuitant is still living after the period certain is over, the Annuitant will begin receiving the original annuitization payment amount again.

•

Each time that a partial lump sum payment is made, we will determine the percentage that the payment represents of the present value of the remaining installments in the period certain. For Non-Qualified Plan Contracts, the sum of these percentages over the life of the Contract generally cannot exceed 75%. For Qualified Plan Contracts, partial lump sum payments of up to 100% of the present value of the remaining installments in the period certain may be made.

•

In determining the amount of the lump sum payment that is available, the present value of the remaining installments in the period certain will be calculated based on an interest rate equal to the GRIB annuity factor interest rate (3.5% if GRIB was exercised on or after the 10th Contract anniversary; 2.5% if exercised before that date) plus an interest rate adjustment that has the effect of reducing the amount of the lump sum payment. The interest rate adjustment is equal to the following:

Number of years remaining in the period certain	Interest rate Adjustment
15 or more years	1.00%
10 or more, but less than 15, years	1.50%
less than 10 years	2.00%

2. Additional Commutation Options.

As described in the FEDERAL TAX CONSIDERATIONS section of this Prospectus, there is some uncertainty about how the minimum distribution requirements in Code section 401(a)(9) apply to your Contract after a lump sum payment is elected under the commutable annuitization option. In particular, there is uncertainty regarding how to treat options that allow a commutation of the guaranteed installments remaining to be made in a period certain but not the life-contingent payments that could remain payable after the period certain (which we call the “Life Income Payments”). The following two commutation options are intended to provide access to the Life Income Payments through a commutation.

•

Lump Sum Option: Under this option, we will pay a lump sum distribution reflecting our calculation of the present value of your remaining guaranteed installments (if any) and the actuarial present value of your future contingent Life Income Payments. Once we pay the lump sum, no further payments will be made and your Contract will terminate. This option is also available in connection with Non-Qualified Plan Contracts.

•

Level Lifetime Payment Option: Under this option, we will pay a lump sum distribution reflecting our calculation of the present value of your remaining guaranteed installments (if any), followed by life-contingent periodic payments for life (which we call the “New Level Lifetime Payments”). The New Level Lifetime Payments will commence immediately after this option is elected (rather than at the end of the originally-scheduled period certain). The New Level Lifetime Payments will continue for as long as the Annuitant (or the original joint Annuitant, if any) live, but with no period certain. The New Level Lifetime Payments will be made in lieu of any Life Income Payments that otherwise might become payable following the original period certain. The New Level Lifetime Payments will be calculated based on our calculation of the actuarial present value of your future contingent Life Income Payments as of the election date, which are discounted for mortality and other relevant factors. The New Level Lifetime Payments will be lower in amount compared to your original Life Income Payments, primarily because they will commence before the end of your original period certain. Once the New Level Lifetime Payments begin, they cannot be accelerated or paid out in a lump sum. The New Level Lifetime Payments do not include a period certain, meaning they will cease, and your Contract will terminate, upon the later of the Annuitant’s death or the death of the last surviving joint Annuitant, if any.

D. Effect of Death of Owner or Annuitant on GRIB

The GRIB terminates upon the death of the Owner or the Annuitant (if the Owner is not a natural person) unless the Owner’s or Annuitant’s surviving spouse elects to continue the Contract as described in “Guaranteed Death Benefit” Section above. A spouse may continue only a Non-Qualified Plan Contract or an Individual Retirement Annuity.

If the spouse elects to continue the Contract as the new Owner and receive any increase in Contract Value attributable to the death benefit, the GRIB is modified as follows:

The GRIB base is calculated from the time the election to continue the Contract is made and reflects the increase, if any, in Contract Value attributable to the death benefit. GRIB may not be exercised or canceled prior to the seventh Contract Year anniversary date following the spouse’s election to continue the Contract. However, we will waive all other age restrictions that would apply to exercising GRIB. The spouse may also elect to discontinue GRIB within 30 days of the date the election to continue the Contract is made.

If the spouse elects to continue the Contract without receiving any increase in Contract Value attributable to the death benefit, all rights, benefits and charges under the Contract, including the GRIB charge and the right to exercise GRIB based on the existing exercise period, will continue unchanged.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

The SAI contains additional information about the Contract and the Separate Account. You can obtain the SAI (at no cost) by contacting us at the Service Center. Please read the SAI in conjunction with this Prospectus. The following is the Table of Contents for the SAI.

APPENDIX A

ILLUSTRATION OF THE “FLOOR” ON THE

DOWNWARD MARKET VALUE ADJUSTMENT (MVA)

Purchase Payment	$40,000

Guarantee Period	5 Years

Guaranteed Interest Rate	5% Annual Effective Rate

The following examples illustrate how the “floor” on a downward MVA, that was added to your Contract effective April 1, 2005, may affect the values of your Contract upon a withdrawal. In these examples, the Guarantee Period starts on the Effective Date of the MVA Endorsement (i.e., the Start Date); a withdrawal occurs one year after the Start Date. The MVA operates in a similar manner for transfers. No Withdrawal Charge applies to transfers.

In these examples, the Guarantee Period Value for the $40,000.00 Purchase Payment is guaranteed to equal $51,051.26 at the end of the five-year Guarantee Period. After one year, when the first withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

A downward MVA results when you take a full or partial withdrawal during periods of rising interest rates. Assume in this example that, one year after the Purchase Payment, the interest rate on a four-year Guarantee Period rose to 6.5%.

In this example, the MVA will be based on the hypothetical interest rate we are crediting at the time of the withdrawal on new money allocated to a Guarantee Period with a duration equal to the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period, so the hypothetical crediting rate for a four-year Guarantee Period will be used (6.5%). These examples also show how the Withdrawal Charge (if any) would be calculated separately after the MVA.

Note: We declare interest rates on the MVA Options at our sole discretion. The interest rates used in this example are hypothetical and do not reflect current interest rates being credited by us, and the interest rates do not represent any of our intentions regarding future interest crediting rates.

Example of Full Withdrawal

Upon a full withdrawal, the market value adjustment factor would be:

* Actual calculation utilizes 10 decimal places.

The downward MVA is subject to a “floor” so that the downward MVA can remove only interest credited in excess of 3% on the Guarantee Period Value from the Start Date. The “floor” in this example is calculated as:

– $800.00 = $40,000.00 x (1 + .03) – $40,000.00 x (1 + .05)

The Market Adjusted Value after applying the floored downward MVA would be:

$41,200.00 = $42,000.00 – $800.00

A Withdrawal Charge of 6% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Contract Value is not subject to a Withdrawal Charge.

The Withdrawal Charge on a full withdrawal is:

$2,148.00 = ($40,000.00 – (.10 x $42,000.00)) x .06

Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

$39,052.00 = $41,200.00 – $2,148.00

Example of Partial Withdrawal of 50% of Guarantee Period Value

If instead of a full withdrawal, assume that 50% of the Guarantee Period Value ($21,000.00) was withdrawn from the Contract (partial withdrawal of 50%) after the first year.

The downward MVA is subject to the floor of -$800.00 described above. In this example, this means that only the interest credited on the entire Guarantee Period Value for the one-year period between the Start Date and the date of withdrawal that was in excess of 3% (i.e., the difference between 5% interest and 3% interest) can be removed at the time of the partial withdrawal. The partial withdrawal will have the impact of reducing the return, to date, in the Guarantee Period to the minimum guaranteed interest rate of 3% per annum.

The Market Adjusted Value after applying the floored downward MVA would be:

$20,200.00 = $21,000.00 – $800.00

A Withdrawal Charge of 6% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Contract Value is not subject to a Withdrawal Charge.

$888.00 = ($19,000.00 – (.10 x $42,000.00)) x .06

Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal after the application of the MVA floor would be:

$19,312.00 = $20,200.00 – $888.00

Example of a Second Withdrawal of the Remaining Guarantee Period Value

Assume that the owner took a second withdrawal of the remaining balance after the second year and the hypothetical crediting rate for a three-year Guarantee Period was 6.5% at that time.

After the second year, the Guaranteed Period Value ($21,000) would have been credited with 5% interest and would have increased by $1,050 to $22,050.

Upon a full withdrawal, the market value adjustment factor would be:

The downward MVA is subject to a “floor” discussed above. In this example, the downward MVA can remove only interest credited in excess of 3% (i.e., the difference between 5% interest and 3% interest) on the remaining Guarantee Period Value for the one-year period from the time of the prior withdrawal. The “floor” in this example is calculated as:

– $420.00 = $21,000.00 x (1 + .03) – $21,000.00 x (1 + .05)

The Market Adjusted Value after applying the floored downward MVA would be:

$21,630.00 = $22,050.00 – $420.00

A Withdrawal Charge of 5% would be assessed against the Purchase Payments subject to a Withdrawal Charge in excess of the amount available as a free withdrawal. In this case, 10% of the Contract Value is not subject to a Withdrawal Charge.

The Withdrawal Charge is thus:

$939.75 = ($21,000.00 – (.10 x $22,050.00)) x ..05

Thus, the amount payable on a full withdrawal after the application of the MVA floor would be:

$20,690.25 = $21,630.00 – $939.75

ILLUSTRATION OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and we are then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

The Market Value Adjustment is an increase of $1638.83 to the Guarantee Period Value:

$1,638.83 = $42,000.00 x .0390198

The Market Adjusted Value would be:

$43,638.83 = $42,000.00 + $1,638.83

A Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the Contract Value, as there were no prior withdrawals:

$2,366.33 = ($43,638.83 – .10 x 42,000) x .06

Thus, the amount payable on withdrawal would be:

$41,272.50 = $43,638.83 – $2,366.33

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

$819.42 = $21,000.00 x .0390198

The Market Adjusted Value of $21,000.00 would be:

$21,819.42 = $21,000.00 + $819.42

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

$1,057.17 = ($21,819.42 –.1 x $42,000) x .06

Thus, the amount payable, net of Withdrawal Charges, on this partial withdrawal would be:

$20,762.25 = $21,819.42 – $1,057.17

Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

APPENDIX B

ZURICH AMERICAN LIFE INSURANCE COMPANY

DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND

SIMPLE IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities (IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRAs). Further information can be obtained from Zurich American Life Insurance Company and from any district office of the Internal Revenue Service. Also, see IRS Publication 590, Individual Retirement Arrangements (IRAs).

This Disclosure Statement is for your general information and is not intended to be exhaustive or conclusive, to apply to any particular person or situation, or to be used as a substitute for qualified legal or tax advice.

Please note that the information contained herein is based on current Federal income tax law, income tax regulations, and other guidance provided by the IRS. Hence, this information is subject to change upon an amendment of the law or the issuance of further regulations or other guidance. Also, you should be aware that state tax laws may differ from Federal tax laws governing such arrangements. You should consult your tax adviser about any state tax consequences of your IRA, Roth IRA or SIMPLE IRA, whichever is applicable.

A. REVOCATION

Within seven days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, write the Service Center.

Notice of revocation will be deemed mailed on the date of the postmark (or if sent by certified or registered mail, the date of the certification or registration) if it is deposited in the mail in the United States in an envelope, or other appropriate wrapper, first class postage prepaid, properly addressed.

B. STATUTORY REQUIREMENTS

This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code) for use as an IRA, Section 408A of the Code for use as a Roth IRA, or Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to the form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

2. The Contract must be nontransferable by the owner.

3. The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date)(See “Required Distributions”).

If you die before the date on which you are required to begin distributions from your Contract, any remaining interest in the Contract must be distributed to your designated beneficiary (within the meaning of Section 401(a)(9) of the Code) either (i) by December 31 of the calendar year containing the fifth anniversary of your death, or (ii) over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die. If you die after distributions have begun but before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary at least as rapidly as under the method of distribution in effect as of your date of death.

If the sole designated beneficiary is your spouse, he or she may elect to treat the Contract as his or her own IRA, or, where applicable, Roth IRA whether you die before or after the distributions have begun.

Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of Section 401(a) of the Code, do not apply to Roth IRAs.

5. Except in the case of a rollover contribution or a direct transfer (See “Rollovers and Direct Transfers”), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth IRA and SIMPLE IRA must be cash contributions which do not exceed certain limits.

6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as “qualified employee benefit plans”). Tax-free rollovers can be made from a SIMPLE IRA or to a SIMPLE IRA under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the rollover by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. Amounts distributed as required minimum distributions are not eligible for treatment as a rollover.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE IRA or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAs

1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation includible in your gross income, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catchup” contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $5,500 for 2014, indexed annually in $500 increments, except as otherwise provided by law. An individual who has attained age 50 may make additional “catch-up” IRA contributions. The maximum annual contribution limit for the individual is increased by $1,000 for 2014 and thereafter, except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to all your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans are compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance are compensation.

2. In the case of a married couple filing a joint return, up to the maximum annual contribution may be contributed to each spouse’s IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $10,000 for the year (plus an additional $2,000 in catch-up contributions).

3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

a. the maximum annual contribution, or

b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses’ IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows:

Joint Returns

Taxable year beginning in:	Phase-out range
2014	$96,000 - $116,000

Single Taxpayers

Taxable year beginning in:	Phase-out range
2014	$608,000 - $70,000

The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer-sponsored plan, but your spouse is, the amount of the deductible IRA contribution is phased out for adjusted gross income between $181,000 and $191,000 in 2014.

To designate a contribution as nondeductible, you must file IRS Form 8606, Nondeductible IRAs. You may have to pay a penalty if you make nondeductible contributions to an IRA and you do not file Form 8606 with your tax return, or if you overstate the amount of nondeductible contributions on your

Form 8606. If you do not report nondeductible contributions, all of the contributions to your traditional IRA will be treated as deductible, and all distributions from your IRA will be taxed, unless you can show, with satisfactory evidence, that nondeductible contributions were made.

5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

7. A taxpayer may qualify for a tax credit for contributions to an IRA, depending on the taxpayer’s adjusted gross income.

E. SEP IRAs

1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $52,000 (indexed for cost-of-living increases after 2014) or 25% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

F. SIMPLE IRAs

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $12,000 for 2014, indexed annually, except as otherwise provided by law. An individual who has attained age 50 may make additional “catch-up” IRA contributions. The maximum annual contribution limit for the individual is increased by $2,500 for 2014 and thereafter, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $260,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as a traditional IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging rules that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAs AND SIMPLE IRAs

You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint life expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary, determined as set forth in applicable federal income tax regulations.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

In addition, the after-death minimum distribution requirements described generally in section B. STATUTORY REQUIREMENTS apply to IRAs and SIMPLE IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be waived by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAs

1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an “IRA” are to an “individual retirement plan,” within the meaning of Section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here.

2. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract. The Company reserves the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

3. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a “qualified distribution,” as described to you in section L, below.

4. The minimum distribution requirements that apply to IRAs do not apply to Roth IRAs while the owner is alive. However, after the death of a Roth IRA owner, the after-death minimum distribution rules that apply to IRAs also apply to Roth IRAs as though the Roth IRA owner died before his or her required beginning date. You may not use your Roth IRA to satisfy minimum distribution requirements for traditional IRAs. Nor may you use distributions from an IRA for required distributions from a Roth IRA.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAs

1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the “contribution limit”) generally is the lesser of (1) 100% of your compensation includible in gross income, or (2) the maximum annual contributions under Section 219(b) of the Code, including “catchup” contributions for certain individuals age 50 and older (as discussed in section D, above).

The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

•	the excess of (i) your adjusted gross income for the taxable year, over (ii) the “applicable dollar amount,” bears to $15,000 (or $10,000 if you are married).

For this purpose, “adjusted gross income” is determined in accordance with Section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the “applicable dollar amount” is equal to $181,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $114,000 for any other individual.

A “qualified rollover contribution” (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAs

1. Rollovers and Transfers—A rollover may be made to a Roth IRA only if it is a “qualified rollover contribution.” A “qualified rollover contribution” is a rollover to a Roth IRA from another Roth IRA or from an IRA or other Qualified Plan, but only if such rollover contribution also meets the rollover requirements for IRAs under Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax-free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. Taxation of Rollovers and Transfers to Roth IRAs—A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code Section 72(t) (relating to the 10% penalty tax on premature distributions) will generally not apply unless the amounts rolled over or transferred are withdrawn within the five-year period beginning with the taxable year in which such contribution was made.

3. Transfers of Excess IRA Contributions to Roth IRAs—If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such contributions will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. Taxation of Conversions of IRAs to Roth IRAs—All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. A conversion typically will result in the inclusion of some or all of your IRA’s value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLL OVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF “NONQUALIFIED DISTRIBUTIONS”). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. Separate Roth IRAs—Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAs

1. Qualified Distributions—Any “qualified distribution” from a Roth IRA is excludible from gross income. A “qualified distribution” is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain age 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a “qualified special purpose distribution” (i.e., a qualified first-time homebuyer distribution under Section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. Nonqualified Distributions—A distribution from a Roth IRA which is not a qualified distribution is taxed under Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

If contributions to your IRA for a year are more than the contribution limit, you can apply the excess contribution in one year to a later year if the contributions for that later year are less than the maximum allowed for that year.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first two years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply generally:

1. To amounts that are rolled over or transferred tax-free;

2. To a distribution that is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

3. To a distribution that is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

4. To a distribution that is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, by an unemployed individual to pay health insurance premiums, or a qualified reservist as a qualified reservist distribution.

O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

If contributions to the Contract are made by other than rollover contributions and direct transfers, the following information based on the charts shown on the next pages, which assumes you were to make a level contribution to the fixed account at the beginning of each year of $1,000 must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

If contributions to the Contract are made by rollover contributions and/or direct transfers, the following information, based on the charts shown on the next page, and all of which assumes you make one contribution to the fixed account of $1,000 at the beginning of this year, must be completed prior to your signing the enrollment application.

End of Year	Lump Sum Termination Value of Contract*	At Age	Lump Sum Termination Value of Contract*
1		60
2		65
3		70
4
5

*	Includes applicable withdrawal charges as described in Item T below.

T. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

1. If on the enrollment application you indicated an allocation to a Subaccount or if you transfer Contract Value to a Subaccount, a daily charge of an amount which will equal an aggregate of 1.40% per annum will be assessed against Separate Account Value.

2. An annual records maintenance charge of $30.00 will be assessed ratably each quarter against the Separate Account, Fixed Account and Guarantee Periods.

3. Withdrawal (early annuitization) charges will be assessed based on the years elapsed since the Purchase Payments (in a given Contract Year) were received by ZALICO; under one year, 7%; over one to two years, 6%; over two to three years, 5%; over three to four years, 5%; over four to five years, 4%; over five to six years, 3%; over six to seven years, 2%; over seven years and thereafter, 0%.

4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading “Accumulation Unit Value.”

5. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$937.00	14	$16,798.32	27	$40,421.63	40	$75,113.26
2	1,913.00	15	18,310.91	28	42,642.92	41	78,375.30
3	2,928.90	16	19,868.88	29	44,930.85	42	81,735.20
4	3,976.63	17	21,473.59	30	47,287.42	43	85,195.89
5	5,066.14	18	23,126.44	31	49,714.68	44	88,760.41
6	6,198.41	19	24,828.87	32	52,214.76	45	92,431.86
7	7,374.46	20	26,582.37	33	54,789.84	46	96,213.46
8	8,604.34	21	28,388.49	34	57,442.18	47	100,108.50
9	9,871.11	22	30,248.78	35	60,174.08	48	104,120.40
10	11,175.88	23	32,164.88	36	62,987.94	49	108,252.65
11	12,519.80	24	34,138.47	37	65,886.22	50	112,508.87
12	13,904.03	25	36,171.26	38	68,871.45
13	15,329.79	26	38,265.04	39	71,946.23

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*	End of Year	Termination Values*
1	$937	14	$1,000	27	$1,000	40	$1,000
2	946	15	1,000	28	1,000	41	1,000
3	955	16	1,000	29	1,000	42	1,000
4	955	17	1,000	30	1,000	43	1,000
5	964	18	1,000	31	1,000	44	1,000
6	973	19	1,000	32	1,000	45	1,000
7	982	20	1,000	33	1,000	46	1,000
8	1,000	21	1,000	34	1,000	47	1,000
9	1,000	22	1,000	35	1,000	48	1,000
10	1,000	23	1,000	36	1,000	49	1,000
11	1,000	24	1,000	37	1,000	50	1,000
12	1,000	25	1,000	38	1,000
13	1,000	26	1,000	39	1,000

*	Includes applicable withdrawal charges.

APPENDIX C

CONDENSED FINANCIAL INFORMATION

The following tables of condensed financial information show accumulation unit values for each Subaccount for the period since the Subaccount started operation. An accumulation unit value is the unit we use to calculate the value of your interest in a Subaccount. The accumulation unit values shown in the tables reflect the Separate Account Annual Expenses of 1.40% listed in the “Fee Table” in this Prospectus. The accumulation unit value does not reflect the deduction of charges such as the Records Maintenance Charge that we subtract from your Contract Value by redeeming units. The data used in the tables below is obtained from the audited financial statement of the Separate Account that can be found in the SAI. Please review the condensed financial information in conjunction with the financial statements, related notes, and other financial information included in the SAI. In the tables below, no number is shown when there were fewer than 1,000 accumulation units outstanding at the end of a period.

Selected data for accumulation units outstanding as of the year ended December 31st for each period (reflects Separate Account Annual Expenses of 1.40%):

The Alger Portfolios: Alger Balanced Subaccount (Class I-2 Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	14.388	15.528	2,488
2013	12.656	14.388	2,608
2012	12.081	12.656	2,777
2011	12.246	12.081	3,048
2010	11.255	12.246	3,447
2009	8.830	11.255	4,038
2008	13.121	8.830	5,039
2007	11.841	13.121	7,039
2006	11.465	11.841	8,396
2005	10.722	11.465	9,551
2004	10.397	10.722	10,696

The Alger Portfolios: Alger Capital Appreciation Subaccount (Class I-2 Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	18.147	20.358	4,503
2013	13.611	18.147	4,512
2012	11.668	13.611	4,715
2011	11.866	11.668	4,593
2010	10.552	11.866	4,578
2009	7.081	10.552	5,052
2008	13.088	7.081	6,678
2007	9.939	13.088	9,245
2006	8.450	9.939	8,586
2005	7.487	8.450	8,648
2004	7.017	7.487	9,465

(1)	The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Dreyfus Investment Portfolios: Dreyfus MidCap Stock Subaccount (Initial Share Class)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	24.848	27.467	2,661
2013	18.664	24.848	2,912
2012	15.815	18.664	2,975
2011	15.973	15.815	3,228
2010	12.743	15.973	3,677
2009	9.536	12.743	4,049
2008	16.230	9.536	6,003
2007	16.216	16.230	8,727
2006	15.260	16.216	10,467
2005	14.173	15.260	11,800
2004	12.554	14.173	11,759

Dreyfus Socially Responsible Growth Fund, Inc., Subaccount (Initial Share Class)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	11.346	12.694	418
2013	8.563	11.346	368
2012	7.755	8.563	359
2011	7.793	7.755	374
2010	6.883	7.793	420
2009	5.218	6.883	465
2008	8.069	5.218	565
2007	7.591	8.069	788
2006	7.049	7.591	1,264
2005	6.898	7.049	1,169
2004	6.585	6.898	1,417

DWS Investments VIT Funds (now Deutsche Investments VIT Funds): DWS Equity 500 Index VIP Subaccount (now Deutsche Equity 500 Index VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	15.677	17.530	7,044
2013	12.049	15.677	6,903
2012	10.561	12.049	6,698
2011	10.515	10.561	6,280
2010	9.296	10.515	7,267
2009	7.462	9.296	8,076
2008	12.039	7.462	10,621
2007	11.595	12.039	15,232
2006	10.177	11.595	17,666
2005	8.699	10.177	19,101
2004	7.991	8.699	25,782

*	Effective August 11, 2014, DWS Investments VIT Funds changed its name to Deutsche Investments VIT Funds and DWS Equity 500 Index VIP Fund changed its name to Deutsche Equity 500 Index VIP Fund.

(1)	The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series I (now Deutsche Variable Series I): DWS Bond VIP Subaccount (now Deutsche Bond VIP Subaccount) (Class A Shares)(1/**)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	10.614	11.162	3,244
2013	11.099	10.614	3,376
2012	10.444	11.099	4,401
2011	10.020	10.444	1,419
2010	9.514	10.020	1,488
2009	8.765	9.514	1,542
2008	10.679	8.765	871
2007	10.395	10.679	676
2006	10.066	10.395	298
2005*	10.000	10.066	75

*	Commencement of offering on May 2, 2005.

**	Effective August 11, 2014, DWS Variable Series I changed its name to Deutsche Variable Series I and DWS Bond VIP Fund changed its name to Deutsche Bond VIP Fund.

DWS Variable Series I (now Deutsche Variable Series I): DWS Capital Growth VIP Subaccount (now Deutsche Capital Growth VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	16.518	18.403	12,313
2013	12.440	16.518	13,571
2012	10.870	12.440	14,953
2011	11.538	10.870	17,107
2010	10.024	11.538	13,997
2009	8.012	10.024	16,624
2008	12.123	8.012	17,327
2007	10.919	12.123	24,258
2006	10.201	10.919	29,857
2005	9.493	10.201	18,643
2004	8.914	9.493	5,701

*	Effective August 11, 2014, DWS Variable Series I changed its name to Deutsche Variable Series I and DWS Capital Growth VIP Fund changed its name to Deutsche Capital Growth VIP Fund.

(1)	The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series I (now Deutsche Variable Series I) : DWS Core Equity VIP Subaccount (now Deutsche Core Equity VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	14.224	15.686	6,067
2013	10.503	14.224	6,754
2012	9.196	10.503	7,012
2011	9.338	9.196	2,425
2010	8.277	9.338	2,674
2009	6.257	8.277	3,106
2008	10.285	6.257	4,077
2007	10.290	10.285	5,894
2006	9.182	10.290	7,235
2005	8.778	9.182	8,612
2004	8.080	8.778	5,555

*	Effective August 11, 2014, DWS Variable Series I changed its name to Deutsche Variable Series I and DWS Core Equity VIP Fund changed its name to Deutsche Core Equity VIP Fund.

DWS Variable Series I (now Deutsche Variable Series I): DWS Global Small Cap VIP Subaccount (now Deutsche Global Small Cap VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	29.784	28.160	2,506
2013	22.216	29.784	2,671
2012	19.527	22.216	2,747
2011	21.976	19.527	3,047
2010	17.596	21.976	3,382
2009	12.039	17.596	3,731
2008	24.400	12.039	5,128
2007	22.631	24.400	7,461
2006	18.797	22.631	8,689
2005	16.127	18.797	8,850
2004	13.257	16.127	7,838

*	Effective August 11, 2014, DWS Variable Series I changed its name to Deutsche Variable Series I and DWS Global Small Cap VIP Fund changed its name to Deutsche Global Small Cap VIP Fund.

(1)	The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series I (now Deutsche Variable Series I): DWS International VIP Subaccount (now Deutsche CROCI® International VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	11.554	10.054	3,095
2013	9.744	11.554	3,087
2012	8.190	9.744	3,122
2011	9.967	8.190	3,464
2010	9.945	9.967	3,837
2009	7.552	9.945	4,471
2008	14.789	7.552	6,444
2007	13.088	14.789	9,517
2006	10.540	13.088	10,753
2005	9.199	10.540	10,915
2004	8.005	9.199	10,684

*

Effective August 11, 2014, DWS Variable Series I changed its name to Deutsche Variable Series I and DWS International VIP Fund changed its name to Deutsche International VIP Fund. Effective May 1, 2015, Deutsche International VIP Fund changed its name to Deutsche CROCI® International VIP Fund.

DWS Variable Series II: DWS Blue Chip VIP Subaccount (Class A Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2012	11.902	N/A	N/A
2011	12.130	11.902	4,178
2010	10.811	12.130	4,693
2009	8.183	10.811	5,497
2008	13.491	8.183	7,475
2007	13.218	13.491	10,990
2006	11.590	13.218	12,986
2005	10.677	11.590	13,710
2004	9.330	10.677	14,410
2003	7.435	9.330	14,179
2002	9.680	7.435	9,733
2001	11.659	9.680	9,110
2000	12.827	11.659	4,280
1999	10.386	12.827	1,728
1998*	9.964	10.386	125

*	Commencement of offering on June 1, 1998.

(1)	The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II (now Deutsche Variable Series II): DWS Global Equity VIP Subaccount (now Deutsche Global Equity VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	13.505	13.470	2,509
2013	11.477	13.505	2,591
2012	9.919	11.477	2,669
2011	11.438	9.919	2,921
2010	10.455	11.438	3,077
2009	8.196	10.455	3,418
2008	16.236	8.196	5,438
2007	14.107	16.236	7,666
2006	11.392	14.107	7,838
2005	10.087	11.392	7,765
2004	8.650	10.087	7,008

*	Effective August 11, 2014, DWS Variable Series II changed its name to Deutsche Variable Series II and DWS Global Equity VIP Fund changed its name to Deutsche Global Equity VIP Fund.

DWS Variable Series II (now Deutsche Variable Series II): DWS Small Mid Cap Value VIP Subaccount (now Deutsche Small Mid Cap Value VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	29.823	31.036	2,939
2013	22.360	29.823	3,322
2012	19.931	22.360	3,577
2011	21.518	19.931	3,939
2010	17.729	21.518	4,456
2009	13.860	17.729	5,151
2008	21.110	13.860	7,809
2007	20.772	21.110	12,839
2006	16.841	20.772	15,122
2005	15.489	16.841	16,286
2004	12.462	15.489	16,463

*	Effective August 11, 2014, DWS Variable Series II changed its name to Deutsche Variable Series II and DWS Small Mid Cap Value VIP Fund changed its name to Deutsche Small Mid Cap Value VIP Fund.

(1)	The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II (now Deutsche Variable Series II): DWS Global Growth VIP Subaccount (now Deutsche Global Growth VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	19.074	18.832	1,803
2013	15.843	19.074	1,900
2012	13.547	15.843	2,062
2011	16.044	13.547	2,156
2010	14.314	16.044	2,422
2009	10.092	14.314	2,753
2008	19.587	10.092	3,794
2007	18.686	19.587	5,496
2006	14.559	18.686	5,030
2005	12.007	14.559	3,685
2004	10.609	12.007	2,996

*	Effective August 11, 2014, DWS Variable Series II changed its name to Deutsche Variable Series II and DWS Global Growth VIP Fund changed its name to Deutsche Global Growth VIP Fund.

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II (now Deutsche Variable Series II) DWS Global Income Builder VIP Subaccount (now Deutsche Global Income Builder VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	14.992	15.351	2,654
2013	13.035	14.992	2,865
2012	11.700	13.035	2,956
2011	12.035	11.700	3,259
2010	10.971	12.035	3,718
2009	9.013	10.971	4,218
2008	12.577	9.013	5,515
2007	12.165	12.577	7,454
2006	11.189	12.165	8,791
2005	10.878	11.189	10,111
2004	10.329	10.878	10,863

*	Effective August 11, 2014, DWS Variable Series II changed its name to Deutsche Variable Series II and DWS Global Income Builder VIP Fund changed its name to Deutsche Global Income Builder VIP Fund.

(1)	The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II (now Deutsche Variable Series II): DWS Government & Agency Securities VIP Subaccount (now Deutsche Government & Agency Securities VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	16.941	17.591	2,183
2013	17.717	16.941	2,360
2012	17.456	17.717	2,825
2011	16.470	17.456	3,704
2010	15.665	16.470	3,822
2009	14.697	15.665	4,091
2008	14.202	14.697	6,075
2007	13.593	14.202	5,132
2006	13.232	13.593	5,570
2005	13.080	13.232	6,211
2004	12.784	13.080	6,585

*	Effective August 11, 2014, DWS Variable Series II changed its name to Deutsche Variable Series II and DWS Government & Agency Securities VIP Fund changed its name to Deutsche Government & Agency Securities VIP Fund.

DWS Variable Series II (now Deutsche Variable Series II): DWS High Income VIP Subaccount (now Deutsche High Income VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	18.959	18.973	2,269
2013	17.815	18.959	2,954
2012	15.721	17.815	3,460
2011	15.352	15.721	3,442
2010	13.655	15.352	4,259
2009	9.891	13.655	4,588
2008	13.186	9.891	4,730
2007	13.245	13.186	6,436
2006	12.157	13.245	8,060
2005	11.866	12.157	9,092
2004	10.703	11.866	10,449

*	Effective August 11, 2014, DWS Variable Series II changed its name to Deutsche Variable Series II and DWS High Income VIP Fund changed its name to Deutsche High Income VIP Fund.

(1)	The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II (now Deutsche Variable Series II): DWS Large Cap Value VIP Subaccount (now Deutsche Large Cap Value VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	19.354	21.132	11,192
2013	14.993	19.354	12,181
2012	13.849	14.993	13,553
2011	14.052	13.849	15,408
2010	12.863	14.052	7,789
2009	10.404	12.863	9,113
2008	16.587	10.404	4,713
2007	14.866	16.587	5,986
2006	13.061	14.866	7,036
2005	12.988	13.061	8,028
2004	11.965	12.988	8,972

*	Effective August 11, 2014, DWS Variable Series II changed its name to Deutsche Variable Series II and DWS Large Cap Value VIP Fund changed its name to Deutsche Large Cap Value VIP Fund.

DWS Variable Series II (now Deutsche Variable Series II): DWS Money Market VIP Subaccount (now Deutsche Money Market VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	11.480	11.323	4,338
2013	11.640	11.480	5,284
2012	11.802	11.640	5,923
2011	11.966	11.802	6,370
2010	12.132	11.966	5,223
2009	12.261	12.132	7,729
2008	12.114	12.261	14,070
2007	11.700	12.114	11,917
2006	11.337	11.700	9,082
2005	11.181	11.337	8,700
2004	11.235	11.181	8,764

*	Effective August 11, 2014, DWS Variable Series II changed its name to Deutsche Variable Series II and DWS Money Market VIP Fund changed its name to Deutsche Money Market VIP Fund.

(1)	The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II (now Deutsche Variable Series II): DWS Small Mid Cap Growth VIP Subaccount (now Deutsche Small Mid Cap Growth VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	13.027	13.579	7,181
2013	9.251	13.027	7,859
2012	8.204	9.251	8,456
2011	8.657	8.204	9,598
2010	6.782	8.657	4,235
2009	4.891	6.782	5,003
2008	9.822	4.891	6,535
2007	9.378	9.822	8,837
2006	9.033	9.378	10,840
2005	8.555	9.033	12,543
2004	7.813	8.555	10,299

*	Effective August 11, 2014, DWS Variable Series II changed its name to Deutsche Variable Series II and DWS Small Mid Cap Growth VIP Fund changed its name to Deutsche Small Mid Cap Growth VIP Fund.

The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

DWS Variable Series II (now Deutsche Variable Series II): DWS Unconstrained Income VIP Subaccount (now Deutsche Unconstrained Income VIP Subaccount) (Class A Shares)*

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	19.976	20.138	1,746
2013	20.469	19.976	1,957
2012	18.357	20.469	2,264
2011	17.675	18.357	2,263
2010	16.286	17.675	2,507
2009	13.455	16.286	2,677
2008	14.790	13.455	3,425
2007	14.225	14.790	4,290
2006	13.235	14.225	3,567
2005	13.108	13.235	2,848
2004	12.239	13.108	2,294

*	Effective August 11, 2014, DWS Variable Series II changed its name to Deutsche Variable Series II and DWS Unconstrained Income VIP Fund changed its name to Deutsche Unconstrained Income VIP Fund.

(1)	The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

Invesco Variable Insurance Funds: Invesco V.I. Managed Volatility Subaccount (Series I Shares)

	Accumulation unit value at beginning of period	Accumulation unit value at end of period	Number of accumulation units outstanding at end of period (000’s omitted)(1)
2014	12.989	15.444	1,481
2013	11.891	12.989	1,365
2012	11.639	11.891	1,504
2011	10.135	11.639	1,696
2010	9.667	10.135	1,662
2009	8.529	9.667	1,908
2008	12.786	8.529	2,792
2007	10.748	12.786	3,997
2006	8.686	10.748	4,057
2005	7.538	8.686	3,734
2004	6.186	7.538	2,550
2003	5.340	6.186	1,996

(1)	The number of accumulation units outstanding at the end of 2004 and the years thereafter include only Accumulation Units that correspond to Contracts in their Accumulation Period. The number of accumulation units outstanding at the end of prior periods may include Annuity Units that correspond to Contracts in their Annuity Period.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2015

INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET VALUE

ADJUSTED DEFERRED ANNUITY CONTRACTS

SCUDDER DESTINATIONSSM ANNUITY

and

FARMERS VARIABLE ANNUITY I

Issued By

ZURICH AMERICAN LIFE INSURANCE COMPANY

and

ZALICO VARIABLE ANNUITY SEPARATE ACCOUNT

HOME OFFICE: 1400 American Lane, Schaumburg, Illinois 60196

SERVICE CENTER: Scudder DestinationsSM Service Team, PO Box, 19097, Greenville, SC 29602-9097

Phone: 1-800-449-0523 (toll-free)

Website: www.zurichamericanlifeinsurance.com

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for the Scudder DestinationsSM Annuity dated May 1, 2015 and with the Prospectus for the Farmers Variable Annuity I dated May 1, 2005 (the Scudder DestinationsSM Annuity and the Farmers Variable Annuity are each referred to herein as a “Contract” and together, the “Contracts”). The Prospectuses may be obtained from Zurich American Life Insurance Company (“ZALICO” or “us”) by contacting the Service Center at the address, website, or telephone number listed above.

SPECIAL CONSIDERATIONS

We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

SERVICES TO THE SEPARATE ACCOUNT

Recordkeepers and Independent Registered Public Accounting Firm for the ZALICO Variable Annuity Separate Account

Effective September 3, 2003 (the “Closing Date”), ZALICO transferred certain of its business, as well as the capital stock of its wholly-owned subsidiaries, to its former affiliate, Federal Kemper Life Assurance Company (“FKLA”). In a contemporaneous transaction, FKLA and ZALICO entered into a coinsurance agreement under which FKLA administers the business and the records of, and 100% reinsures, certain lines of business issued by ZALICO, including certain registered variable annuity contracts that are funded through the ZALICO Variable Annuity Separate Account (the “Separate Account”). These transfers were part of a larger transaction under which the capital stock of FKLA was sold to Bank One Insurance Holdings, Inc. (“Bank One”). On July 1, 2004, Bank One merged into JP Morgan Chase & Co., and FKLA changed its name to Chase Insurance Life and Annuity Company (“Chase Insurance”).

On July 3, 2006, Protective Life Insurance Company of Birmingham, Alabama (“Protective Life”), purchased Chase Insurance from JP Morgan Chase & Co. Effective April 1, 2007, Chase Insurance merged with and into Protective Life. Protective Life has reinsured 100% of the variable annuity business of Chase Insurance to Commonwealth Annuity and Life Insurance Company (formerly Allmerica Financial Life Insurance and Annuity Company), a subsidiary of Global Atlantic Life and Annuity, a division of Global Atlantic Financial Group.

These acquisitions, transfers and the coinsurance agreement do not relate directly to the Contracts, although certain other contracts issued by ZALICO that are administered by Protective Life are supported by the Separate Account. Your rights and benefits and our obligations under the Contracts are not changed by these transactions and agreements.

As required by law, ZALICO is responsible for the maintenance of the books and records of the Separate Account, and it has outsourced the recordkeeping function to its third party administrator, CIS (formerly IBM Outsourcing) (see below), and Protective Life. ZALICO owns the assets of the Separate Account.

The independent registered public accounting firm for the Separate Account and ZALICO is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017 for the years ended December 31, 2014, 2013, and 2012. The firm has performed the annual audit of the financial statements of the Separate Account and ZALICO for the years ended December 31, 2014, 2013, and 2012.

Third Party Administrator

ZALICO has entered into an Insurance Administrative Services Agreement (the “Agreement”) with IBM Business Transformation Outsourcing Insurance Service Corporation (“IBM Outsourcing”), a corporation organized and existing under the laws of South Carolina. The Agreement, as amended, is included as an exhibit to the Registration Statement for the Contracts. On or about January 31, 2014, Concentrix Corporation, a wholly owned subsidiary of SYNNEX Corporation, acquired ownership of IBM Outsourcing. IBM Outsourcing has changed its name to Concentrix Insurance Administration Solutions Corporation (“CIS”). CIS has its principal business address at 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615-1064. Under the Agreement, CIS, provides, at the Contact Center, significant administrative services for the Contracts and the Separate Account, including the processing of all Purchase Payments, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Contract and the Separate Account. Concentrix Corporation’s acquisition of IBM Outsourcing is not expected to change the administration of your Contract.

Distribution of the Contracts

BFP Securities, LLC (“BFPS”), located at 6 CityPlace, Suite 400, St. Louis, MO 63141, currently serves as principal underwriter for the Contracts. Zurich Benefit Finance LLC and Bancorp Services, L.L.C. each own a 50% interest in Benefit Finance Partners, LLC. Benefit Finance Partners, LLC owns 100% of BFPS. Zurich Benefit Finance LLC and ZALICO have the same ultimate corporate parent. BFPS is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Contracts are no longer offered for sale to the public.

The selling firms that have selling agreements with BFPS are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission paid to selling firms is 6.75% of additional Purchase Payments, plus a trail commission option of up to 1.00% of additional Purchase Payments paid quarterly on Purchase Payments that have been held in the Contract for at least twelve months. During 2014, 2013, and 2012, ZALICO paid gross commissions on additional Purchase Payments of approximately $1.4 million, $2.02 million, and $2.08 million, respectively, to selling firms on behalf of BFPS, and paid trail commissions of approximately $11.4 million, $10.4 million, and $10 million, respectively, to selling firms on behalf of BFPS. BFPS did not retain any portion of these commissions.

Compensation accrues to BFPS at the rate of $3,500.00 per month. During 2014, ZALICO paid compensation to BFPS in the amount of $42,000.00.

During 2014, the top ten (10) selling firms received commissions from ZALICO as follows:

Selling Firm	Commission Amount
Commonwealth Equity Services Inc	$209,842.43
LINSCO/Private Ledger Financial Services	$176,146.39
H D Vest Insurance Agency, LLC	$165,271.72
WS Insurance Services LLC	$105,808.82
WFG Strategic Alliance Inc	$89,808.05
Signator Investors Inc	$73,352.12
Raymond James	$59,077.91
Wells Fargo Advisors LLC	$51,305.75
Cambridge Investment	$48,737.46
Securities America Inc	$46,096.86

VOTING RIGHTS

Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote.

A Fund is not required to hold annual shareholders’ meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Owners have voting rights in a Fund or Portfolio based upon the Owner’s proportionate interest in the corresponding Subaccount as measured by units. Owners have voting rights before surrender, the Annuity Date or the death of the Annuitant. Thereafter, the Annuitant entitled to receive Variable Annuity payments has voting rights. During the Annuity Period, Annuitants’ voting rights decrease as Annuity Units decrease.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We and our agents, CIS (formerly IBM Outsourcing) and Protective Life, maintain the records of all purchases and redemptions of portfolio shares held by each of the Subaccounts. Fidelity insurance coverage for the assets of the Separate Account is provided by a Form 25 Bond issued by Liberty Mutual Insurance Company providing aggregate coverage of $9.5 million (subject to a $500,000 each loss deductible) for Zurich Holding Company of America and its subsidiaries, including ZALICO.

STATE REGULATION

ZALICO is subject to the laws of Illinois governing insurance companies and to regulation by the Illinois Department of Insurance. An annual statement in a prescribed form is filed with the Illinois Department of Insurance each year. ZALICO’s books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically. In addition, ZALICO is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

LEGAL MATTERS

Legal matters with respect to our organization, our authority to issue annuity contracts and the validity of the Contract have been passed upon by Juanita M. Thomas, Esq., Senior Assistant General Counsel. Carlton Fields Jorden Burt LLP of Washington, D.C., has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statutory financial statements and schedules of Zurich American Life Insurance Company as of December 31, 2014 and 2013 and for each of the three years ended December 31, 2014 (prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulations—Division of Insurance) and the U.S. GAAP statement of assets, liabilities, and contract owners’ equity of ZALICO Variable Annuity Separate Account as of December 31, 2014 and the related statement of operations for the year then ended and the statement of changes in the two years in the period then ended included in the Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, New York 10017

FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for ZALICO and the Separate Account. The financial statements of ZALICO should be considered primarily as bearing on our ability to meet our obligations under the Contract. The Contracts are not entitled to participate in our earnings, dividends or surplus. The financial statements for the Separate Account reflect assets attributable to the Contracts and also assets attributable to other variable annuity contracts offered by ZALICO through the Separate Account.

APPENDIX A

STATE AND LOCAL GOVERNMENT PREMIUM TAX CHART

	Rate of Tax
State	Qualified Plans	Non- Qualified Plans
California*	0.50%	2.35%
Maine**	—	2.00%
Nevada*	—	3.50%
South Dakota**	—	1.25	%***
West Virginia**	1.00%	1.00%
Wyoming**	—	1.00%

*	In California and Nevada, we pay premium taxes when you annuitize your Contract. We deduct the amount of the premium tax payable from your Contract Value (if you annuitize under the standard feature in your Contract) or from your GRIB Base (if you annuitize under the GRIB rider). We will take this deduction at the time of annuitization of your Contract.
**	In Maine, South Dakota, West Virginia, and Wyoming, we pay premium taxes at the time we receive a Purchase Payment from you. In those four states, we reserve the right to deduct the amount of the premium tax payable from your Contract Value at the time we receive your Purchase Payment.
***	In South Dakota, we pay a 1.25% premium tax on the first $500,000 for each Non-Qualified Plan Contract and a 0.08% premium tax on any premium amount thereafter.

A-1

APPENDIX F

INDEX TO FINANCIAL STATEMENTS

Zurich American Life Insurance Company

Report of Independent Auditors

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2014 and 2013

Statutory Statements of Operations For the Years Ended December 31, 2014, 2013 and 2012

Statutory Statements of Changes in Capital and Surplus for the Years Ended December 31, 2014, 2013 and 2012

Statutory Statements of Cash Flows For the Years Ended December 31, 2014, 2013 and 2012

Notes to Financial Statements

Supplemental Schedule of Assets and Liabilities as of December 31, 2014 and For the Year Then Ended

Supplemental Summary Investment Schedule and Investment Risk Interrogatories as of December 31, 2014 and for the Year Then Ended

ZALICO Variable Annuity Separate Account

Report of Independent Registered Public Accounting Firm

Statement of Assets, Liabilities and Contract Owners’ Equity, December 31, 2014

Statement of Operations for the year ended December 31, 2014

Statement of Changes in Contract Owners’ Equity for the year ended December 31, 2014

Statement of Changes in Contract Owners’ Equity for the year ended December 31, 2013

Notes to Financial Statements

F-1